UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PLUM CREEK TIMBER COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of

2012 Annual Meeting

of Stockholders

and Proxy Statement

PLUM CREEK TIMBER COMPANY, INC.

Dear Stockholder:

It is a pleasure to invite you to Plum Creek’s Annual Meeting of Stockholders on Tuesday, May 8, 2012, beginning at 2:00 p.m. local time, at the Washington Athletic Club in Seattle, Washington. Driving instructions to the Washington Athletic Club can be found at the back of this document.

Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, I urge you to vote your proxy as soon as possible. You can vote over the internet, by telephone, or by mailing back a proxy card. Voting in any of these ways will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these options. If you do attend the meeting in person, you will have the opportunity, if you desire, to change your vote at the meeting.

The agenda for the Annual Meeting includes:

–	The election of ten (10) directors to serve until the 2013 Annual Meeting

–	An advisory vote on executive compensation

–	A vote to approve a new stock incentive plan

–	An advisory vote to ratify the appointment of Ernst & Young as Plum Creek’s independent auditors

The Board of Directors recommends that you vote “FOR” each of the director nominees, “FOR” the approval, on an advisory basis, of our executive compensation, “FOR” the new stock incentive plan, and “FOR” ratifying the appointment of Ernst & Young as Plum Creek’s independent auditors.

In addition to these specific matters, there will be a report on Plum Creek’s business after concluding the agenda for the meeting and you will have an opportunity to ask questions.

If you have any questions concerning the Annual Meeting or any of the proposals, please contact our Investor Relations Department at (800) 858-5347 (within the United States and Canada) or (206) 467-3600 (outside the United States and Canada, call collect).

I look forward to seeing you on May 8th in Seattle.

Sincerely yours,

Rick R. Holley President and Chief Executive Officer

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

PLUM CREEK TIMBER COMPANY, INC.

999 Third Avenue, Suite 4300

Seattle, Washington 98104-4096

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 8, 2012

NOTICE is hereby given of the Annual Meeting of Stockholders of Plum Creek Timber Company, Inc., a Delaware corporation (the “Company”).

MEETING DATE, TIME, AND LOCATION	The Annual Meeting of Stockholders will take place on Tuesday, May 8, 2012, at 2:00 p.m. local time, in the Noble Room at the Washington Athletic Club located at 1325 Sixth Avenue, Seattle, Washington. Please refer to the map and the driving instructions located at the back of this document for the location of the Washington Athletic Club.

MEETING AGENDA	The purposes of the Annual Meeting of Stockholders are:

1.   To elect ten (10) persons to serve on the Company’s Board of Directors for one-year terms expiring at the Annual Meeting of Stockholders to be held in 2013 and until their successors are duly elected and qualified;

2. To hold an advisory vote on executive compensation;
3. To vote on the approval of a new stock incentive plan;
4. To hold an advisory vote to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2012; and
5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE	You are entitled to vote on the matters presented at the Annual Meeting of Stockholders if you were a stockholder of record at the close of business on March 20, 2012.

VOTING	Please submit your proxy as soon as possible so that your shares can be voted at the meeting. Properly executing and submitting the enclosed proxy card will appoint Rick R. Holley, David W. Lambert, and James A. Kraft as your proxies. You may submit your proxy and vote your shares (1) by internet, (2) by telephone, or (3) by mail. For instructions on how to vote, please refer to the enclosed proxy card.
If your shares are held in “street name” by a broker, bank, or other registered holder of record, you are not the registered holder of record of the stock (and your name is not on the Company’s list of registered stockholders), but you are considered the beneficial owner of the stock and these proxy materials are being forwarded to you by your broker, bank, or other registered holder of record of the stock. If you hold your stock in street name and would like to vote in person at the Annual Meeting, you must bring with you a proxy, executed in your favor, from your broker, bank, or other registered holder of record.

ELECTRONIC ACCESS TO PROXY MATERIALS	We are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the Company’s proxy statement and Annual Report on Form 10-K for the year ended December 31, 2011 (including the 10-K wrap) on our website at http://proxy.plumcreek.com, which does not employ the use of “cookies” or other tracking technologies that identify visitors to the site. The proxy statement and the Annual Report are also available at www.proxyvote.com, where stockholders may vote their shares over the internet.

By Order of the Board of Directors,

James A. Kraft Senior Vice President, General Counsel and Secretary March 29, 2012

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

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ii | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

PLUM CREEK TIMBER COMPANY, INC.

999 THIRD AVENUE, SUITE 4300

SEATTLE, WASHINGTON 98104-4096

PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2012

The Date of this Proxy Statement is March 29, 2012.

PROXIES IN THE FORM ENCLOSED ARE SOLICITED BY THE BOARD OF DIRECTORS OF PLUM CREEK TIMBER COMPANY, INC. TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 8, 2012, AT 2:00 P.M. LOCAL TIME, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, FOR THE PURPOSES SET FORTH IN THE ATTACHED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS. STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 20, 2012, ARE ENTITLED TO VOTE AT THE ANNUAL MEETING. THE COMPANY ANTICIPATES THAT THE ATTACHED NOTICE, THIS PROXY STATEMENT, AND THE ENCLOSED PROXY CARD WILL FIRST BE SENT TO STOCKHOLDERS ON OR ABOUT MARCH 29, 2012.

SOLICITATION AND REVOCABILITY OF PROXY

This Proxy Statement is furnished to stockholders of Plum Creek Timber Company, Inc., a Delaware corporation (“Plum Creek” or the “Company”), in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the Company’s Annual Meeting of Stockholders on May 8, 2012, or any adjournment or postponement thereof (the “Annual Meeting”). Proxy cards that are properly executed and returned to the Company or voted by telephone or internet, and not later revoked, will be voted at the Annual Meeting in accordance with the instructions specified on the enclosed proxy card. Unless revoked before exercised, proxies received without specific voting instructions:

•	Will be voted “For” each of the nominees for director listed in these materials and on the enclosed proxy card;

•	Will be voted “For” approval, on an advisory basis, of our executive compensation;

•	Will be voted “For” approval of the new stock incentive plan; and

•	Will be voted “For” ratifying the appointment of Ernst & Young LLP as the Company’s independent auditors for 2012.

Proxies will be voted on such other matters as may properly come before the Annual Meeting, or any adjournment or postponement thereof, in the discretion of the appointed proxy holders.

Any person giving a proxy may revoke it at any time prior to its exercise. A proxy may be revoked either by: (1) filing an instrument of revocation with the Company’s Corporate Secretary at 999 Third Avenue, Suite 4300, Seattle, Washington 98104-4096; (2) voting by telephone at a later date; (3) voting by internet at a later date; or (4) signing and submitting another proxy card with a later date. A proxy may also be revoked by voting in person at the Annual Meeting. If your shares of Plum Creek common stock are held in street name (in the name of a broker, bank, or other registered holder of record), you must obtain a proxy, executed in your favor, from the registered holder of record of the stock to be able to vote in person at the Annual Meeting.

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the enclosed proxy card, and any additional material that may be furnished to stockholders. In

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accordance with the regulations of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”), the Company will also reimburse brokerage firms, banks, and other registered holders for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares of Plum Creek common stock. In addition to solicitation by mail, directors, officers, or other employees of the Company, without extra compensation, may solicit proxies in person or by telephone or facsimile. Phoenix Advisory Partners will assist the Company in the solicitation of proxies for a fixed fee of $10,000 and reasonable out-of-pocket expenses, to be paid by the Company.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Each year in connection with the annual meeting of stockholders, the Company is required to send to each registered stockholder of record a proxy statement and annual report and to arrange for a proxy statement and annual report to be sent to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust, or other registered holder of record. Because many stockholders hold shares of our common stock in multiple accounts or share an address with other stockholders, this process results in duplicate mailings of proxy statements and annual reports. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement or annual report, you may contact Investor Relations by mail at 999 Third Avenue, Suite 4300, Seattle, Washington, 98104-4096 or by telephone at (800) 858-5347 if calling within the United States and Canada or at (206) 467-3600 (if calling outside the United States and Canada call collect).

Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust, or other registered holder of record that holds your shares may have asked you to consent to the delivery of a single proxy statement or annual report if there are other Plum Creek stockholders who share an address with you. If you currently receive more than one proxy statement or annual report at your household and would like to receive only one copy of each in the future, you should contact a representative of your broker, bank, trust, or other holder of record.

Right to Request Separate Copies. If you consent to the delivery of a single proxy statement and annual report but later decide that you would prefer to receive a separate copy of the proxy statement or annual report for each stockholder sharing your address, then please notify the Company or your broker, bank, trust or other holder of record, and additional proxy statements or annual reports will be delivered to you. If you wish to receive a separate copy of the proxy statement or annual report for each stockholder sharing your address in the future, you may also contact Investor Relations using the contact information provided above.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2012. This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (including the 10-K Wrap) are available on Plum Creek’s website at http://proxy.plumcreek.com, which does not employ the use of “cookies” or other tracking technologies that identify visitors to the site. These materials are also available at www.proxyvote.com, where stockholders may vote their shares over the internet (see Voting Options below). Directions to the location of the Annual Meeting are also available on Plum Creek’s website at http://proxy.plumcreek.com and at the back of this Proxy Statement.

VOTING OPTIONS

Your vote is important. Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares via the internet, by phone, or by signing, dating and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you

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from voting your shares at the Annual Meeting if you want to do so because your vote by proxy is revocable at your option. Voting by internet or telephone is fast and convenient and your vote is immediately confirmed and tabulated. Most important, by using the internet or telephone, you help the Company reduce postage and proxy tabulation costs. Or, if you prefer, you can vote by mail by returning the enclosed proxy card in the addressed, prepaid envelope provided.

Vote by Internet. You can vote your shares over the internet at www.proxyvote.com until 11:59 P.M. Eastern Time on May 7, 2012, the day before the Annual Meeting. Have the enclosed proxy card in hand when you access the website and follow the instructions to cast your vote on the four matters discussed in this Proxy Statement.

Vote by Telephone. You can vote your shares over the telephone by calling 1-800-690-6903 until 11:59 P.M. Eastern Time on May 7, 2012, the day before the Annual Meeting. Have the enclosed proxy card in hand when you call and follow the instructions to cast your vote on the four matters discussed in this Proxy Statement.

Vote by Mail. You can vote your shares by mail by completing, signing, and dating the enclosed proxy card and mailing it in the enclosed postage paid envelope or you can return it to Plum Creek Timber Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received before May 8, 2012, for your vote to be counted.

Important Note. Please do not return your proxy card if you are voting by telephone or internet.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

Quorum

Under the Delaware General Corporation Law (“Delaware Law”) and the Company’s Amended and Restated Bylaws, as amended (the “Company Bylaws”), the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. Each share of Plum Creek common stock entitles the holder to one vote on each of the four (4) proposals to be presented at the Annual Meeting. Abstentions and broker non-votes are counted toward determining a quorum but, as described in more detail below, they have no effect on the outcome of any of the four (4) proposals.

Broker Non-Votes

A broker non-vote occurs when a registered holder of stock that is holding shares on behalf of the beneficial owner of that stock (e.g., a broker or bank or other share custodian holding stock on behalf of its client) votes on behalf of the beneficial owner of the stock on at least one proposal, but not on another. This happens typically because the brokerage firm or other share custodian does not have discretionary voting authority with respect to such other item of business and has not received instructions from their client, the beneficial owner of the stock.

Under NYSE rules, the ratification of the appointment of our independent auditors is considered a “discretionary” item. This means that brokerage firms and other share custodians may vote shares in their discretion on this matter on behalf of their clients who have not otherwise furnished voting instructions before the Annual Meeting. In contrast, the election of directors, the advisory vote on executive compensation, and the vote to approve the new stock incentive plan are “non-discretionary” items. This means that brokerage firms and other share custodians that have not received voting instructions from their clients on these proposals may not vote in their discretion on these items of business.

Therefore, if you maintain custody of your shares with a broker, bank, or other share custodian, it is very important that you provide your broker, bank, or other share custodian with voting instructions for your shares; otherwise, your shares will not be voted on the non-discretionary items of business at the Annual Meeting.

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Voting Standard for Director Elections

The Company Bylaws specifies the vote requirement for both contested and uncontested elections of directors in Section 1 of Article III. In a contested election of directors, the number of director nominees exceeds the number of directors to be elected. In an uncontested election of directors, the number of director nominees does not exceed the number of directors to be elected to the Board. The election of directors in Proposal 1 is an uncontested director election because the number of nominees does not exceed the number of directors to be elected.

Uncontested director elections are governed by a majority vote standard. The Company Bylaws provide that a nominee for director in an uncontested director election shall be elected if the votes cast in favor (“For”) such nominee’s election exceed the votes cast against (“Against”) such nominee’s election. Abstentions and broker non-votes, if any, have no effect on the vote outcome.

Company policy governs whether current directors who are not re-elected under the majority vote standard continue to serve until their successors are elected. Under Delaware Law, any director who is currently serving on the Board and who is not re-elected at the end of his or her term of office nonetheless continues to serve on the Board as a “holdover director” until his or her successor has been elected. To address this situation, the Board has adopted a Corporate Governance Policy on Majority Voting which can be found in the Company’s Corporate Governance Guidelines. The complete Corporate Governance Policy on Majority Voting is available on the Company’s website at www.plumcreek.com by clicking on “Investors,” then “Corporate Governance,” and finally “Governance Guidelines.”

Under the policy, any director who does not receive the required number of votes for re-election under the majority voting standard must tender his or her resignation to the Chairman of the Board. The Board will consider the tendered resignation and, within 90 days of the stockholder meeting at which the election occurred, decide whether to accept or reject the tendered resignation and will publicly disclose its decision and the process involved in the consideration. Absent a compelling reason to reject the resignation, the Board will accept the resignation. The director who tenders his or her resignation will not participate in the Board’s decision. Only persons who are currently serving as directors and seeking re-election can become a “holdover director” under Delaware Law. Therefore, the Corporate Governance Policy on Majority Voting would not apply to any person who was not then serving as a director at the time he or she sought, and failed to obtain, election to the Board. For 2012, all nominees for the election of directors are currently serving on the Board.

Voting Standard for Other Items of Business

The Company Bylaws specifies the vote requirement for other items of business presented to a vote of stockholders in Section 9 of Article II. This section of the Company Bylaws does not govern the election of directors (discussed above) or items of business with a legally specified vote requirement.

Under this voting standard, which parallels the voting standard for uncontested director elections (discussed above), an item of business shall be approved by the stockholders if the votes cast in favor (“For”) of such item exceed the votes cast against (“Against”) such item. Abstentions and broker non-votes, if any, have no effect on the vote outcome.

Vote Required for Each Item of Business

Proposal 1. For Proposal 1, a nominee will be elected to the Board only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Abstentions and broker non-votes, if any, will have no effect on the outcome of the election.

Proposal 2 and Proposal 4. For each of Proposal 2 (advisory vote on executive compensation) and Proposal 4 (advisory vote ratifying the appointment of Ernst & Young LLP), approval requires that votes cast “FOR” exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, will have no effect on the vote outcome for either of these proposals.

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Proposal 3. For Proposal 3 (approval of new stock incentive plan), approval requires that votes cast “FOR” exceed votes cast “AGAINST” this proposal, provided that the total votes cast on the proposal represent over 50% of the total voting power entitled to vote on the proposal. Generally, abstentions and broker non-votes, if any, will have no effect on the vote outcome for this proposal. Broker non-votes, if any, could have the same effect as votes cast “AGAINST” the proposal if they cause the total votes cast on the matter to be 50% or less of the total voting power entitled to vote on the proposal.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Role of the Board of Directors

Pursuant to Delaware Law and the Company Bylaws, the business, property, and affairs of the Company are managed under the direction of the Board. The current members of the Board are Rick R. Holley, Robin Josephs, John G. McDonald, Robert B. McLeod, John F. Morgan Sr., Marc F. Racicot, John H. Scully, Lawrence A. Selzer, Stephen C. Tobias, and Martin A. White. Members of the Board are kept informed of the Company’s business through discussions with Plum Creek’s officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. The Board held four (4)  regularly scheduled meetings during 2011.

Director Independence

The Board’s governance principles require that at least two-thirds of the Board be comprised of independent directors and that each of the Board’s three committees be comprised solely of independent directors. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company, either directly or as a partner, stockholder, or officer of an organization that has a material relationship with the Company. To evaluate the materiality of any such relationship, the Board has adopted categorical independence standards consistent with NYSE listing standards for director independence. A copy of these standards can be found on the Company’s website at www.plumcreek.com by clicking on the “Investors” link and then the “Corporate Governance” link.

With the assistance of its legal counsel, the Corporate Governance and Nominating Committee reviewed written responses to submitted questionnaires completed by each member of the Board against the Board’s and the NYSE’s director independence standards, along with NYSE and SEC independence standards specifically applicable to Board members who serve on the Audit Committee. On the basis of this review, the Corporate Governance and Nominating Committee advised the full Board of its conclusions regarding director independence. After considering the Committee’s recommendation, the Board affirmatively determined that each of Ms. Josephs and Messrs. McDonald, McLeod, Morgan, Racicot, Scully, Selzer, Tobias, and White is independent under the Board’s and the NYSE’s independence standards. In addition, the Board determined that each member of the Audit Committee is independent under the NYSE’s and SEC’s independence standards for directors who serve on audit committees.

Board Leadership Structure

The Company separates the positions of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for the strategic direction of the Company and the day-to-day leadership and performance of the Company while the Chairman of the Board, in consultation with the Chief Executive Officer, sets the agenda for, and presides over, meetings of the Board. In addition, the Company believes that the separation provides a more effective monitoring and objective evaluation of the Chief Executive Officer’s performance. The separation of these leadership roles also allows the Chairman of the Board to strengthen the Board’s independent oversight of the Company’s performance and governance standards.

To give a voice to our independent directors and to provide them with a separate forum for candid discussion, the Corporate Governance Guidelines require at least four (4) annual executive sessions of solely independent directors. The Corporate Governance Guidelines provide that the Chairman of the Board preside at, and set the agenda for, all

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executive sessions of independent directors. If the Board has not selected a Chairman, then the Corporate Governance Guidelines require that the chair of the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee each preside over the meetings of the independent directors in rotating order as decided by the other independent directors.

Another key component of the Board’s leadership structure is the role of the Board’s committees. The Board has delegated certain oversight functions to its three committees, each of which is comprised entirely of independent directors and covers an extensive agenda. These committees regularly report back to the full Board with specific findings and recommendations in their areas of oversight and also coordinate with the Chief Executive Officer and other members of management.

The Company believes that its leadership structure, policies, and practices, when combined with the Company’s other governance policies and procedures, function extremely well in strengthening Board leadership, fostering cohesive decision making at the Board level, solidifying director collegiality, improving problem solving, and enhancing strategy formulation and implementation.

Role of the Board of Directors in Risk Oversight

Our Board of Directors administers its risk oversight function both directly and with the assistance of the Audit Committee. The Board, which meets at least quarterly, regularly discusses with members of senior management the major operational and financial risks (including credit and liquidity risks) facing the Company, their potential impact on the Company, and the steps taken to manage them. The Audit Committee, which meets frequently with the Company’s independent auditors and members of senior management responsible for managing risk associated with financial reporting, reports regularly to the Board on these financial reporting matters.

Board Committees

The Board has a standing Compensation Committee, Corporate Governance and Nominating Committee, and Audit Committee. Each of these committees acts pursuant to a written charter, which can be found on the Company’s website at www.plumcreek.com by clicking on the “Investors” link and then the “Corporate Governance” link.

Compensation Committee. During 2011, the Compensation Committee met four (4) times. The Committee is responsible for developing and modifying over time the Company’s compensation policies and plans, including the compensation policies and plans for the Company’s executive officers and directors. It is also responsible for making recommendations to the Board concerning amendments to the Company’s compensation plans and, in certain instances, making amendments to such plans. The Committee also oversees the annual performance evaluation of the Company’s President and Chief Executive Officer and is responsible for producing a report on executive compensation for inclusion in the Company’s proxy materials. The current members of the Compensation Committee are Ms. Josephs and Messrs. McLeod, Selzer, Tobias, and White (Chairman). Mr. Selzer was appointed to the Compensation Committee in March 2012, and did not take part in any Committee meetings during 2011.

The Compensation Committee reviews executive compensation each year. To assist it in doing its job, the Committee has retained the firm of Towers Watson, a nationally recognized compensation consulting firm. Towers Watson is engaged by, and reports directly to, the Compensation Committee and interacts with members of management as necessary to fulfill its responsibilities. Representatives of Towers Watson participate in most regularly scheduled meetings of the Compensation Committee.

For 2011, the Compensation Committee instructed Towers Watson to conduct a comparative pay analysis to assist the Committee in making 2011 pay decisions. The Committee also instructed Towers Watson to keep it informed about current and developing trends in non-employee director and executive compensation.

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Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met one (1) time during 2011. The Committee is responsible for overseeing and coordinating the Company’s corporate governance practices. The Committee advises the Board with respect to matters such as Board composition and procedures and is also responsible for developing and recommending to the Board the Company’s corporate governance principles. The Committee oversees the annual performance evaluation of the Board and each of its committees. The current members of the Corporate Governance and Nominating Committee are Messrs. McDonald, Morgan, Scully (Chairman), and Tobias.

Audit Committee. The Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During 2011, the Audit Committee met nine (9) times. Among other things, the Committee has the responsibility to appoint, terminate, replace, compensate, and oversee the Company’s independent auditors; to review and approve the scope of the annual audit; to interview the independent auditors for review and analysis of the Company’s financial systems and controls; and to review the independence of, and pre-approve any audit or non-audit services provided by, the independent auditors.

Current members of the Audit Committee are Ms. Josephs and Messrs. McDonald (Chairman), Morgan, and Racicot. The Board of Directors has determined that each of the current members of the Audit Committee is independent in accordance with both NYSE listing standards applicable to audit committee members and Rule 10A-3(b)(1) of the Exchange Act. In addition, the Board has designated Ms. Josephs as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Report of the Audit Committee

In connection with the Audit Committee’s review of the Company’s financial statements for the year ended December 31, 2011:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company;

2.	The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence; and

4.	Based on the review and discussions of the above three items, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Robin Josephs, John G. McDonald (Chairman), John F. Morgan Sr., and Marc F. Racicot

Selection of Nominees to the Board of Directors

Stockholder Nominations. The Corporate Governance and Nominating Committee will consider director nominee recommendations from stockholders. Stockholder recommendations must be in writing and addressed to the Chairman of the Corporate Governance and Nominating Committee, c/o Corporate Secretary, Plum Creek Timber

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 7

Company, Inc., 999 Third Avenue, Suite 4300, Seattle, Washington, 98104-4096. If a stockholder intends to make a nomination at any annual stockholder meeting, the Company Bylaws require that the stockholder deliver written notice to the Company not more than 90 days or less than 60 days prior to the anniversary date of the Company’s previous year’s annual meeting of stockholders. The notice must comply with the Company Bylaws and set forth, among other things: (1) the name and address of the stockholder who intends to make the nomination; (2) the name, age, address, and principal occupation of the proposed director nominee or nominees; (3) a representation that the stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (4) the consent of each proposed director nominee to serve as a director of the Company if so elected; and (5) the number of shares of common stock of the Company owned by the notifying stockholder and by the proposed director nominee or nominees. These Company Bylaw provisions afford the Board the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform stockholders about such qualifications.

Director Qualifications. The Corporate Governance and Nominating Committee believes that the minimum qualification for serving as a director of the Company is that a director nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company. A director nominee must also have an impeccable record and reputation for honest and ethical conduct in his or her professional and personal activities. In addition, the Committee examines a candidate’s specific experiences and skills in the context of the Board’s needs, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Company. Although the Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity, it seeks to have a Board of Directors that represents a diversity of backgrounds, skills, and experience. The Committee assesses its achievement of diversity as part of its annual review of the director nomination process.

Selection Process for Director Nominees. The Corporate Governance and Nominating Committee identifies potential director nominees by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above. From time to time, the Committee engages firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified as a potential candidate by the Corporate Governance and Nominating Committee, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman of the Committee or another member of the Committee contacts the candidate. Generally, if the candidate expresses a willingness to be considered and to serve on the Board, the Committee requests information from the candidate, reviews his or her accomplishments and qualifications in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder. Mr. Selzer, who was appointed to the Board on February 7, 2012, was recommended to the Committee for consideration by members of senior management.

Executive Sessions of the Board of Directors

In accordance with the Company’s Corporate Governance Guidelines, the Board’s independent directors meet in executive session at least four (4) times each year. The Chairman of the Board, who must be an independent director under the Corporate Governance Guidelines, presides at, and sets the agenda for, each executive session of the independent directors. John F. Morgan Sr. served as Chairman of the Board for 2011 and presided over all executive sessions of the independent members of the Board during 2011.

8 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Communicating with the Board

Anyone who wishes to notify or communicate with the entire Board of Directors, any individual director, or the independent directors as a group, may do so. Communications should be delivered to the following address, marked “confidential,” c/o Corporate Secretary, Plum Creek Timber Company, Inc., 999 Third Avenue, Suite 4300, Seattle, Washington 98104-4096. The Corporate Secretary reviews all such correspondence and will forward to the Chairman of the Board of Directors, or other individual director or group of directors, as the case may be, a copy of such correspondence that, in the opinion of the Corporate Secretary, relates to the functions of the Board or its committees or that the Corporate Secretary otherwise determines requires their attention. Concerns relating to accounting, internal controls, or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. These communication procedures were approved by the Board of Directors.

Board Member Attendance at Board and Committee Meetings During 2011

The table below summarizes each director’s attendance at meetings of the Board of Directors and meetings of each committee on which he or she serves. In 2011, there were four (4) meetings of the Board of Directors, nine (9) meetings of the Audit Committee, one (1) meeting of the Corporate Governance and Nominating Committee, and four (4) meetings of the Compensation Committee. As the Company’s President and Chief Executive Officer, Mr. Holley periodically attends meetings of the Board’s committees at their invitation. However, Mr. Holley’s attendance at those meetings is not reported in the table below because Mr. Holley is not a member of any Board committee.

Name	Board Meetings Attended by Director	Audit Committee Meetings Attended by Director	Corporate Governance and Nominating Committee Meetings Attended by Director	Compensation Committee Meetings Attended by Director
Rick R. Holley	4	–	–	–
Robin Josephs	4	9	–	4
John G. McDonald	4	9	1	–
Robert B. McLeod	4	–	–	4
John F. Morgan Sr.	4	9	1	–
Marc F. Racicot	4	9	–	–
John H. Scully	4	–	1	–
Lawrence A. Selzer*	–	–	–	–
Stephen C. Tobias	4	–	1	4
Martin A. White	4	–	–	4

*	Mr. Selzer was appointed to the Board of Directors on February 7, 2012, and therefore did not serve on the Board or on any committee of the Board during 2011.

Board Member Attendance at Annual Meetings

While members of the Board are always welcome to attend the annual meeting of stockholders, the Board has no formal policy requiring their attendance. Four of the Company’s current directors, Messrs. Holley, Morgan, Racicot, and Tobias, attended the 2011 annual meeting of stockholders held on May 3, 2011.

Code of Ethics and Other Corporate Governance Information

The Company maintains a code of ethics, entitled the Plum Creek Code of Conduct, which applies to each director and to the principal executive officer, the principal financial officer, and the principal accounting officer as well as to all

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 9

other employees of the Company. The Plum Creek Code of Conduct, along with the governing charters of each of the Board’s committees and the Company’s Corporate Governance Guidelines, can be found in the “Corporate Governance” section of the Company’s website accessible to the public at www.plumcreek.com. To find this section of the website, click on the “Investors” link and then the “Corporate Governance” link. The Company will post any amendments to, or waivers from, its Code of Conduct (to the extent applicable to any director or any of the Company’s executive officers, including the principal executive officer, principal financial officer, or principal accounting officer) at this location on its website. The Company will also post to its website the name of any director who simultaneously serves on the audit committee of more than three public companies, along with the Board’s determination that such service would not impair any such director’s ability to serve on the Audit Committee. In addition to these documents, the Company’s proxy statements and annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and reports concerning transactions in the Company’s stock by directors and certain officers of the Company, and any amendments to those reports, can also be found on the Company’s website by first clicking the “Investors” link, then the “Financial Publications” link, and finally the “SEC Filings” link. Copies of any of these documents may be obtained from our website or free of charge by contacting the Company’s Investor Relations Department at 999 Third Avenue, Suite 4300, Seattle, Washington 98104-4096 or by calling (800) 858-5347 (within the United States and Canada) or (206) 467-3600 (outside the United States and Canada, call collect).

Director Compensation

The Compensation Committee periodically reviews non-employee director compensation and engages Towers Watson to advise it on market data, trends, and recommendations for this review. Based upon this review and advice, the Compensation Committee makes recommendations to the full Board regarding appropriate and competitive director compensation.

2011 Director Compensation

Our non-employee directors received the following compensation for their service on the Board during 2011:

•	$60,000 annual cash retainer;
•	$2,000 meeting fee for each meeting of the Board (one-half of this amount was paid for participation in any telephonic meeting unless otherwise determined by the Chairman of the Board); and
•	2,000 shares of the Company’s common stock that carried a six-month restriction on transfer.

The Chairman of the Board received an additional annual retainer of $60,000 and members of Board committees received the following amounts, depending upon their involvement with each committee of the Board:

•

Audit Committee—$15,000 annual cash retainer for the Chair of the Committee; $5,000 annual cash retainer for other Committee members. All members of the Audit Committee received a $2,000 fee for each meeting of the Audit Committee (one-half of this amount was paid for participation in any telephonic meeting unless otherwise determined by the Audit Committee Chair).

•

Compensation, Corporate Governance and Nominating Committees—$10,000 annual cash retainer for the Chair of the Compensation Committee and $5,000 annual cash retainer for the Chair of the Corporate Governance and Nominating Committee. Members of each committee received a $1,500 fee for each committee meeting (one-half of this amount was paid for participation in any telephonic meeting unless otherwise determined by the committee chair).

Directors had the choice to elect to take all or a portion of their retainer and fee compensation in the form of common stock of the Company and they had the option to defer all or any part of their retainer and fee compensation. Directors were reimbursed for expenses incurred in connection with attending Board and committee meetings.

10 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

The table below summarizes compensation received by the Board’s non-employee directors during 2011.

Name	Fees Earned or Paid in Cash ($)(A)	Stock Awards ($)(B)	Option Awards ($)(C)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robin Josephs	$90,250	$83,980	–	–	–	–	$174,230
John G. McDonald	$95,750	$83,980	–	–	–	–	$179,730
Robert B. McLeod	$73,250	$83,980	–	–	–	–	$157,230
John F. Morgan Sr.	$145,750	$83,980	–	–	–	–	$229,730
Marc F. Racicot	$83,000	$83,980	–	–	–	–	$166,980
John H. Scully	$72,750	$83,980	–	–	–	–	$156,730
Lawrence A. Selzer*	–	–	–	–	–	–	–
Stephen C. Tobias	$74,000	$83,980	–	–	–	–	$157,980
Martin A. White	$83,250	$83,980	–	–	–	–	$167,230

*	Mr. Selzer was appointed to the Board of Directors on February 7, 2012, and therefore received no compensation during 2011.

(A)

Fees earned or paid in cash—includes cash retainers and meeting fees earned in 2011. Under the terms of the Plum Creek Director Stock Ownership Plan, directors may also elect to receive shares of the Company’s common stock in lieu of cash fees based on the closing price of the stock on the date such cash fees are payable to the director. Mr. White elected to receive 100% of his cash fees in common stock under the plan and Mr. Tobias elected to receive 50% of his cash fees in common stock under the plan. For cash fees earned in 2011, Mr. White was paid 2,121 shares of common stock and Mr. Tobias was paid 942 shares of common stock, receipt of which he deferred under the terms of the Plum Creek Deferral Plan.

(B)

Stock awards—represents the grant date fair value, calculated in accordance with Accounting Standards Codification (ASC) Topic 718, for grants of restricted stock awards made to non-employee directors of the Board. The grant date fair value for the 2011 award of restricted stock was $41.99 per share for all directors. For more information regarding the restricted stock awards and the calculation of their fair value, refer to the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

(C)

From 2002 through 2004, directors were granted stock options under the current stock incentive plan on an annual basis. Each stock option carries an exercise price equal to the fair market value of the Company’s common stock on the date of grant, expires 10 years from the date of grant, and is fully vested and exercisable. Each of Ms. Josephs and Messrs. McDonald, Scully and Tobias currently hold 9,000 stock options.

Director Stock Ownership Guidelines

Each non-employee director is required to hold shares of common stock of the Company equal in value to five times the current Board retainer fee. Directors have five years from the date on which they are first elected or appointed to the Board, whichever is earlier, to comply with this requirement. As of March 29, 2012, each member of the Board was in compliance with this requirement other than Mr. Racicot, who was appointed to the Board in March 2010, and Mr. Selzer, who was appointed to the Board in February 2012.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 11

PROPOSAL 1

Election of Directors

The Board is authorized under the Company Bylaws to set, by resolution, the number of directors who comprise the Board. The directors whose terms expire in 2012 and have been nominated for election to one-year terms of office expiring at the 2013 annual meeting of stockholders, or until their successors are elected and qualified, are Rick R. Holley, Robin Josephs, John G. McDonald, Robert B. McLeod, John F. Morgan Sr., Marc F. Racicot, John H. Scully, Lawrence A. Selzer, Stephen C. Tobias, and Martin A. White.

In the absence of instructions to the contrary, the proxy holders will vote the proxies received by them for the election of Ms. Josephs and Messrs. Holley, McDonald, McLeod, Morgan, Racicot, Scully, Selzer, Tobias, and White. Discretionary authority is reserved to cast votes for the election of a substitute should any of the nominees be unable or unwilling to serve as a director.

Each of the nominees has agreed to serve as a director if elected and the Company believes that each of them will be available to serve. The names and ages of the nominees, along with their principal occupations or employment during the past five years and their qualifications, are set forth below.

Nominees for Election to One-Year Terms Expiring at the 2013 Annual Stockholder Meeting:

Name	Age	Background
Rick R. Holley	60

Mr. Holley was elected to the Board of Directors of the Company and appointed as its President and Chief Executive Officer on July 1, 1999, the date of our conversion from a master limited partnership to a real estate investment trust, or REIT. From 1994 through the date of our REIT conversion, Mr. Holley served as a director and president and chief executive officer of the general partner of the former master limited partnership. Mr. Holley also serves on the board of directors of Avista Corporation.

Mr. Holley is one of the longest tenured chief executive officers in the timber industry, having served in his current position since 1994. As the Company’s President and Chief Executive Officer, Mr. Holley brings to the Board proven leadership skills and the unique perspective of the Company’s most senior executive officer. This perspective includes a deep and broad understanding of all the Company’s business lines, the Company’s industry, and general business. Mr. Holley also brings valuable experience in strategic planning, finance, and managing the Company’s businesses through various economic cycles.

Robin Josephs	52

Ms. Josephs was appointed to the Board of Directors of the Company in July 2003. From 2005 to 2007, Ms. Josephs was a managing director of Starwood Capital Group, a private equity firm specializing in real estate investments. From 1986 to 1996, Ms. Josephs was employed as a senior executive with Goldman Sachs where she served in various capacities. Prior to working at Goldman Sachs, Ms. Josephs served as an analyst for Booz Allen & Hamilton, Inc. in New York from 1982 to 1984. Ms. Josephs also serves on the board of directors of iStar Financial, Inc. and MFA Financial, Inc.

Ms. Josephs’ background as an investment banking professional brings valuable knowledge of finance and capital markets to the Board. Her experience as a managing director of Starwood Capital Group, where she spent time evaluating and managing numerous real estate investments, also adds knowledge and expertise in this important area to the Company. Ms. Josephs’ experience evaluating financial statements in her professional career, along with her experience as an audit committee member on other public company boards, qualifies her as a member of the Board’s Audit Committee and as its designated financial expert.

John G. McDonald	74	Professor McDonald was elected to the Board of Directors of the Company on July 1, 1999. Professor McDonald is a Professor of Finance at the Graduate School of Business at Stanford University where he has been a faculty member since 1968 and where he holds the Stanford Investors Chair. Professor McDonald also serves as a director of iStar Financial, Inc., QuinStreet, Inc., Scholastic Corp. and thirteen mutual funds managed by Capital Research and Management Company. He was also a director of Varian, Inc. prior to its acquisition during 2010.

12 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Name	Age	Background
		Professor McDonald is an internationally noted finance and investment expert. His background and expertise in equity markets, investment and financial management, entrepreneurial finance, and private equity investing and asset management brings to the Board a keen understanding of the investor’s perspective of the Company and its operations. Professor McDonald’s experience evaluating financial statements, along with his experience as an audit committee member on other public company boards, qualifies him to serve as a valuable member and Chairman of the Board’s Audit Committee.

Robert B. McLeod	70

Mr. McLeod was appointed to the Board of Directors of the Company in June 2004. Since 1999, Mr. McLeod has served as the chairman of the board of directors and chief executive officer of Newland Communities, a national developer of master planned communities.

As the chief executive officer of a large real estate development company, Mr. McLeod brings specific real estate experience and expertise to the Board. His experience managing and overseeing a large, complex, and geographically diverse business organization, along with his experience managing corporate issues relating to growth, strategic planning, economic downturns, and competition, is also directly relevant and valuable to the Company and the Board.

John F. Morgan Sr.	65

Mr. Morgan was appointed to the Board of Directors of the Company in October 2006. Since 2001, Mr. Morgan has owned and managed Morgan Timber, LLC, a private timberland and real estate management and development company. Mr. Morgan previously held positions in general banking and public securities investment management at First Orlando Corporation (Sun Trust) from 1969 to 1972, Citizens & Southern Corporation (Bank of America) from 1973 to 1978, and later helped found INVESCO Capital Management, a global money management firm, where he served from 1979 to 2000.

Mr. Morgan is a private timber investor and brings to the Board valuable experience and understanding of the Company’s principal business. Along with his timber management background, Mr. Morgan’s vast experience in the general banking industry, including his experience at INVESCO as a co-founder and member of senior management, also brings to the Board a valuable and relevant background in finance and capital markets, as well as experience in managing a large and complex business organization. As a former investment manager, Mr. Morgan also brings a keen understanding of the investor’s perspective of the Company and its operations. His experience evaluating financial statements also qualifies him to serve as a valuable member of the Board’s Audit Committee.

Marc F. Racicot	63

Mr. Racicot was appointed to the Board of Directors of the Company on March 1, 2010. Mr. Racicot is an attorney and served as president and chief executive officer of the American Insurance Association from August 2005 until February 2009. Prior to that, he was an attorney at the law firm of Bracewell & Giuliani, LLP from 2001 to 2005. He is a former Governor (1993 to 2001) and Attorney General (1989 to 1993) of the State of Montana. Mr. Racicot was appointed by President Bush to serve as the Chairman of the Republican National Committee from 2002 to 2003 and he served as Chairman of the Bush/Cheney Re-election Committee from 2003 to 2004. He presently serves on the board of directors of Avista Corporation, Massachusetts Mutual Life Insurance Company, and The Washington Companies. Mr. Racicot previously served on the board of directors of Burlington Northern Santa Fe Corporation (publicly held company until 2010), Siebel Systems Inc. (publicly held company until 1995), and Allied Capital Corporation (publicly held company until 2010).

Mr. Racicot brings to the Board a wealth of experience in government and the practice of law. As the former Governor and Attorney General for the State of Montana, an important area of the Company’s operations, Mr. Racicot adds great breadth of experience and understanding of how government and large complex business organizations interact. As an experienced lawyer, he also has valuable skill and background in the areas of regulatory and operational risk oversight. His experience as an audit committee member on other public company boards also qualifies him to serve as a valuable member of the Board’s Audit Committee.

John H. Scully	67	Mr. Scully served as a director of the general partner of the former master limited partnership from November 1992 through July 1999 and was elected to the Board of Directors of the Company on July 1, 1999. He is a founder and managing director of SPO Partners & Co., a private investment firm, where he has served since 1971. Mr. Scully also serves as chairman of the board of directors for Advent Software, Inc.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 13

Name	Age	Background
		Mr. Scully is well known for his expertise and vast experience in directing and managing large investments, both in public and private equity markets. His experience and depth of knowledge positions him well to bring to the Board a clear understanding of the investor’s perspective of the Company and its operations. As a principal director of a group of private equity funds that once owned a substantial equity stake in the Company, Mr. Scully has a particularly deep understanding of the Company’s businesses.

Lawrence A. Selzer	52

Mr. Selzer was appointed to the Board of Directors of the Company on February 7, 2012. Since 2001, Mr. Selzer has served as the president and chief executive officer of The Conservation Fund, one of the nation’s premiere environmental non-profit organizations.

As the chief executive officer of a large conservation organization, Mr. Selzer brings to the Board valuable experience and expertise in the areas of conservation procurement, conservation finance, land acquisition and disposition, and real estate management. His experience managing and overseeing a large, complex, and geographically diverse environmental conservation organization is also directly relevant to the Company’s business and valuable to the Board.

Stephen C. Tobias	67

Mr. Tobias was appointed to the Board of Directors of the Company in October 2001. Mr. Tobias served as the vice chairman and chief operating officer of Norfolk Southern Corporation, a rail transportation company, from 1998 through 2009 and as the vice president of Norfolk Southern Railway Company, a subsidiary of Norfolk Southern Corporation, from 2000 through 2009. He previously served as executive vice president-operations of Norfolk Southern Corporation and vice president and chief operating officer of Norfolk Southern Railway Company. Mr. Tobias also served as a director of Norfolk Southern Railway Company.

As the former chief operating officer of Norfolk Southern Railway Company, Mr. Tobias brings to the Board the perspective and experience of an executive who has directed and overseen the management of a large, complex, and geographically diverse business organization. He also has valuable experience managing corporate issues relating to growth, strategic planning, economic downturns, and competition. His understanding of the rail transportation industry is of particular relevance to the Board because of the role that transportation plays in the Company’s principal business of supplying wood products to end users.

Martin A. White	70

Mr. White was appointed to the Board of Directors of the Company in July 2006. From 1998 to 2006, Mr. White served as chairman and chief executive officer of MDU Resources Group, Inc., a diversified natural resource company that provides energy, natural resource products, and related services to both U.S. and international markets. Mr. White has also served as a Senior Advisor to the Tharaldson School of Business at the University of Mary since 2006 and was a director of First Interstate BancSystem, Inc. He is currently the chairman of the board of trustees at the University of Mary and MainLine Management LLC, the general partner of Buckeye GP Holdings L.P.

As the former chief executive officer of MDU Resources Group, Mr. White brings to the Board the perspective and experience of an executive who has directed and overseen the management of a large, complex, and geographically diverse business organization. He also has valuable experience managing corporate issues relating to growth, strategic planning, economic downturns, and competition. His keen understanding of the natural resources and extractive industry business is directly relevant to the Company’s businesses and his understanding of the energy business is also valuable to the Company as it explores opportunities in the area of alternative energy.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ON THE ENCLOSED PROXY CARD. UNLESS INDICATED OTHERWISE, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES TO BE ELECTED TO THE BOARD OF DIRECTORS.

14 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s common stock as of March 20, 2012 for each director, each Named Executive Officer, the directors and executive officers as a group, and any person or entity known to the Company to beneficially own more than 5% of the Company’s common stock. Amounts shown do not include restricted stock units because restricted stock units do not confer the right to vote on stockholder matters. Unless otherwise indicated, the address of each person is c/o Plum Creek Timber Company, Inc., 999 Third Avenue, Suite 4300, Seattle, Washington, 98104-4096.

Name of Individual or Identity of Group	Number of Shares Beneficially Owned	Percent of Class
Beneficial Owners of More than 5%
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	9,237,528(A)	5.72%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	8,400,085(B)	5.20%

Directors
Rick R. Holley	954,369(C)	*
Robin Josephs	29,200(D)	*
John G. McDonald	39,000(E)	*
Robert B. McLeod	17,000(F)	*
John F. Morgan Sr.	11,151(G)	*
Marc F. Racicot	4,000(H)	*
John H. Scully	76,000(I)	*
Lawrence A. Selzer	0(J)	*
Stephen C. Tobias	26,000(K)	*
Martin A. White	20,072(L)	*

Named Executive Officers
Thomas M. Lindquist	224,820(M)	*
David W. Lambert	142,715(N)	*
James A. Kilberg	67,815(O)	*
Larry D. Neilson	102,766(P)	*

Directors & Executive Officers as a Group (21 persons, including those named above)	2,287,765	1.42%

*	Represents less than 1.0% of the outstanding shares of common stock, based on 161,450,610 shares of common stock outstanding as of March 20, 2012.

(A)	Based solely on information contained in a Form 13GA filed by BlackRock, Inc. on February 13, 2012, with the Securities and Exchange Commission.

(B)	Based solely on information contained in a Form 13GA filed by The Vanguard Group, Inc. on February 9, 2012, with the Securities and Exchange Commission.

(C)

Includes 25,699 shares of common stock held by a Company benefits trust over which Mr. Holley, on behalf of the Company, has discretionary voting power. Mr. Holley disclaims beneficial ownership of these shares. Also includes 797,432 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 15

(D)

Amount shown includes 200 shares of common stock held in trust for the benefit of Ms. Josephs’ children and 20,000 shares of common stock held in a revocable trust over which Ms. Josephs has voting and dispositive power. Amount shown also includes 9,000 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012. Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(E)

Amount shown includes 24,000 shares held in a family trust over which Mr. McDonald has voting and dispositive power and 6,000 shares held in an individual retirement account. Amount shown also includes 9,000 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012. Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(F)	Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(G)	Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(H)	Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(I)

Amount shown includes 9,000 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012. Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(J)	Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(K)

Amount shown includes 9,000 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012. Amount shown does not include 8,128 shares of common stock deferred under the Plum Creek Deferral Plan and held by a Company benefits trust. Mr. Tobias does not have voting or dispositive power over these shares under the terms of the plan, but he does maintain an economic and pecuniary interest in the shares. Amount shown also does not include 2,000 shares of common stock granted on February 7, 2012, which are is contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(L)	Amount shown does not include 2,000 shares of common stock granted on February 7, 2012, which are contingent upon stockholder approval of the new stock incentive plan described in Proposal 3.

(M)	Amount shown includes 175,000 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012.

(N)	Amount shown includes 128,750 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012.

(O)	Amount shown includes 55,000 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012.

(P)	Amount shown includes 88,000 shares of common stock issuable under stock options exercisable within sixty days of March 20, 2012.

16 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

EXECUTIVE COMPENSATION

This section describes and analyzes the Company’s compensation program for its named executive officers. The named executive officers include the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the three most highly compensated executive officers other than the CEO and CFO who were serving as executive officers at the end of 2011 (collectively, the “Named Executive Officers” or “NEOs”).

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we first provide an overview of our executive compensation program and its risk management implications. We then provide a detailed discussion of those programs, addressing objectives, the details of the programs, and 2011 compensation. This section concludes with information about the risk management implications of our compensation policies and practices.

Overview

The following provides a brief overview of the key elements of our executive compensation program:

•	The objectives of our compensation program are to retain, motivate, and attract talented and experienced executives;

•	We provide our NEOs with a balanced compensation program including base salary, short and long-term incentives, health and welfare, retirement benefits, and a limited number of perquisites;

•	Short-term incentives support our “pay-for-performance” philosophy;

•

Long-term incentives also support our “pay-for-performance” philosophy and are designed to focus our executives on long-range strategic goals to maximize stockholder value, as well as serving as a retention device;

•	We target total compensation at the 50th percentile of the market and at the 75th percentile for superior performance;

•	We use equity-based awards to align the interests of our executives with those of our stockholders; and

•	Our executives do not have employment or change-in-control agreements, except as provided in the long-term incentive plans.

The following provides a brief overview of the risk management implications of our compensation policies and practices:

•	No aspect of the Company’s compensation policies or practices poses material adverse risk; and

•	The Company has taken reasonable steps to mitigate any potential risks that may exist.

Executive Summary

In 2011, Plum Creek met the core objectives of its executive compensation program, which are to retain, motivate, and attract outstanding executives to lead this Company and to align the interests of our executives with those of our stockholders.

In late 2010, we benchmarked our executive compensation to the peer groups discussed below, and in 2011 we made adjustments to the compensation of some of our named executive officers to maintain it within our targeted ranges. After those adjustments, executive compensation remained within our existing percentile targets of the 50th percentile for total cash and direct compensation and the 75th percentile for superior Company performance.

Payouts under the Annual Incentive Plan reflected the fact that the Company achieved 94.9% of the 2011 budgeted funds from operations (“FFO”) performance target of $385.1 million. For the second year in a row, no amounts were paid out under our value management awards. For the 2009 value management awards, which expired on December 31, 2011, our total stockholder return was just over 21% for the three-year performance period, placing the Company below the 50th percentile for each of the three comparator groups and resulting in a $0 payout. This plan has been intended, through 2011, to constitute 50% of our long-term incentive awards.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 17

The Compensation Committee recently made additional changes to our long-term incentive plans to ensure they remain competitive in the marketplace and to increase alignment with stockholder interests. These changes are effective beginning 2012. We have eliminated stock options from our long-term incentive program based on advice from Towers Watson, the independent consultant to the Compensation Committee, that stock option awards are no longer offered by the majority of our forest product and Real Estate Investment Trusts (“REIT”) peer companies. We increased the percentage of our long-term incentive awards to be derived from the value management awards to 70% and slightly increased the percentage of value to be derived from restricted stock units to 30%. We revised our value management awards by increasing the relative performance scale of payout eligibility. The scale will now range from a payout of $0 for performance at or below the 25th percentile to a maximum payout of $200 for performance at or above the 85th percentile. The target payout of $100 will occur at the 55th percentile, which is a higher target than plans used by most other companies according to advice from Towers Watson.

Stockholder alignment is also enhanced by:

•	Our claw back policy, which reduces the incentive to seek short-term gains at the expense of long-term stockholder value;

•	An express prohibition on option re-pricing under the terms of our current stock incentive plan; and

•	Our executive stock ownership guidelines that require executives to hold a meaningful level of the Company’s stock.

Objectives of our Executive Compensation Program

Our executive compensation program is organized around the following objectives:

•	Retaining the executive management required to lead the Company;

•	Motivating executive management to deliver superior performance;

•	Attracting talented and experienced executives; and

•	Ensuring that the interests of our executives align with the long-term interests of our stockholders.

Benchmarking and Peer Group

In order to retain, motivate and attract executives with the experience and skills necessary to lead the Company and deliver strong performance to our stockholders, we are committed to providing competitive total annual compensation opportunities. We target our base salaries to the middle (50th percentile) of the market, which we consider to be represented by the range of pay that is plus or minus 10% of the 50th percentile. We also target our total cash compensation (i.e., base salary plus target annual cash bonus incentive) and total direct compensation (i.e., total cash compensation plus the expected value of long-term incentives) to the middle (50th percentile) of the market. For superior Company performance, we target the 75th percentile for total cash and total direct compensation. Total cash and total direct compensation earned by the executives may vary from the 50th percentile based on actual performance. The actual value of the long-term incentive compensation of each NEO as compared to market is dependent upon the Company’s future performance.

Towers Watson periodically provides the Compensation Committee with comparative market data for base salaries, total cash, and total direct compensation. In late 2010, Towers Watson was asked to provide current comparative market data on 2010 base salaries, annual incentives, and long-term incentive compensation to assist the Compensation Committee in making compensation decisions for 2011.

To determine our performance under certain of our long-term incentive plans, we use a peer group of REITs, forest products companies, and general industry (i.e., S&P 500 Peer Group). We use a subset of the peer companies that are similar in size to Plum Creek from a revenue and market-capitalization perspective. We also refer to the National Association of Real Estate Investment Trusts (“NAREIT”) salary survey to benchmark compensation for our Senior Vice President (“SVP”), Real Estate, a position held by James A. Kilberg.

18 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

The following tables list the peer companies we use to evaluate Company performance under our long-term incentive plans and the subset of these companies that we use to benchmark executive compensation:

Peer Groups for Measuring Long-Term Incentive Plan Performance

Forest Products Peer Group	Real Estate Companies Peer Group	S&P 500 Peer Group
Deltic Timber	A total of 96 companies that comprise the Morgan Stanley REIT Index	A total of 500 companies that comprise the S&P 500 Index
International Paper
Louisiana-Pacific
MeadWestvaco
Potlatch
Rayonier
St. Joe
Universal Forest Products
Weyerhaeuser

Subset of Companies Used for Benchmarking Compensation

Forest Products Peer Group	Real Estate	S&P 500 Peer Group
Louisiana-Pacific	NAREIT Salary Survey	A total of 90 companies with revenues between $1 to $3 billion included in the S&P 500 Index (see Appendix A of this Proxy Statement for a listing of the 90 companies we have used to benchmark compensation)
MeadWestvaco
Potlatch
Rayonier
St. Joe
Universal Forest Products

Additional Compensation Principles

•

Compensation should be straightforward. When making compensation decisions, we consider each NEO’s experience; the transferability of the NEO’s skills; the relevance of the NEO’s experience to other potential employers; and the NEO’s readiness to assume a more significant role either within the Company or with another organization.

In addition to base salary and annual and long-term incentives, we offer competitive benefit programs including health and welfare, a 401(k) savings plan, and a defined benefit pension and supplemental benefit pension. We offer our NEOs only a small number of perquisites. These are described in more detail in Our Executive Compensation Program.

•

A substantial portion of NEO compensation should be performance-based. Our executive compensation program emphasizes pay-for-performance. This means that stockholder returns along with corporate performance, both short- and long-term, determine the largest portion of executive pay. For all our NEOs, over 70% of total direct compensation is performance-based. For our President and Chief Executive Officer and our Executive Vice President and Chief Operating Officer, at least 80% of total direct compensation is performance-based. See Other Pay Decisions on page 27 of this Proxy Statement for a discussion of prospective changes to the elements of our long-term incentive program to further implement our pay-for-performance philosophy.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 19

The compensation package for our NEOs and other members of management includes a number of components that are designed to align individual compensation with the short-term and long-term performance of the Company:

–

Annual incentive awards are earned based on achievement of a financial target: FFO generally defined as net income plus non-cash charges for depletion, depreciation and amortization, and the cost basis for lands sold.

–

There have been three components of our long-term incentive program: stock options, restricted stock units, and value management awards. Compensation from all three components is tied either to growth in our stock price or to total return to stockholders. Long-term incentive plan awards to the NEOs are determined by the Compensation Committee. These components are described in more detail in Our Executive Compensation Program. See Other Pay Decisions on page 27 of this Proxy Statement for a discussion of prospective changes to the elements of our long-term incentive program.

•

Our NEOs’ interests should be aligned with those of our stockholders. Approximately half the value of our long-term incentive compensation has been delivered in the form of equity—stock options and restricted stock units—the value of which is dependent upon the performance of our stock price. The remaining portion of our long-term incentives—our value management awards—provide a cash and/or stock payout based on our total stockholder return performance relative to the performance of the forest products, REIT, and S&P 500 industry groups described earlier.

In addition, we maintain stock ownership guidelines for our NEOs. These guidelines require executive officers to hold a sufficient amount of Company stock to ensure that changes in our stock performance affects our executives as it affects our stockholders. All our NEOs have met or exceeded the guidelines.

Named Executive Officers	Stock Ownership Target as a Multiple of Salary
Rick R. Holley	Five [5] x Base Salary

Thomas M. Lindquist	Three [3] x Base Salary

David W. Lambert	Two [2] x Base Salary

James A. Kilberg	Two [2] x Base Salary

Larry D. Neilson	Two [2] x Base Salary

•

NEO compensation should be perceived as fair and equitable. We strive to create a compensation program that will be perceived, internally and externally, as fair and equitable. We periodically conduct analyses of market pay levels and consider each NEO’s experience and impact on the organization. Ultimately, the Compensation Committee exercises its judgment in determining the relative value and equity among the NEOs.

Stockholder “Say on Pay” Vote

The Compensation Committee carefully considered the results of the Company’s first “Say on Pay” vote, taken by stockholders last year, and the Committee will carefully consider the results of each future “Say on Pay” vote. At the Annual Meeting of Stockholders held on May 3, 2011, just over 97% of the votes cast voted to approve the Company’s executive compensation program. The Committee believes that the level of support indicated by last year’s vote reflects favorably on the Company’s executive compensation system.

Stockholder Vote on Frequency of “Say on Pay” Vote

At the Annual Meeting of Stockholders held on May 3, 2011, the Board recommended, and the stockholders overwhelmingly approved, that future “Say on Pay” votes to approve the Company’s executive compensation program be submitted to a stockholder vote every year, as opposed to every other year or every three (3) years. In light of the Board’s recommendation and the vote result, the Board has determined to hold the “Say on Pay” stockholder vote on an annual basis, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2011.

20 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Our Executive Compensation Program

The basic elements of our 2011 executive compensation program are summarized in the following table. A more detailed discussion of these elements follows the table.

Element	Characteristics	Purpose

Base salary	Fixed element of compensation. All employees are eligible for periodic changes in base salary.	Intended to support market-competitiveness of pay package commensurate with each position’s role and responsibilities.

Annual Incentive Plan awards	Performance-based cash incentive. Compensation Committee retains discretion to adjust actual award. Amount earned depends on Company performance.	Amount earned for achievement of target levels of performance intended to support market-competitiveness of pay package. Potential for lesser or greater amounts intended to motivate participants to achieve superior financial performance for the Company.

Long-term incentive plan awards:	Performance-based incentive. Compensation Committee retains discretion to adjust size of grants. Amounts earned/realized depend upon changes in stock price and total stockholder return relative to peer groups.	Size of grant intended to reward individuals’ prior contributions to the performance of the Company, future expectations, and to recognize the value of the individual to the organization.

• Restricted stock unit awards		• Service-based vesting conditions intended to retain executives. Amount realized upon vesting dependent upon stock price performance.

• Value management awards		• Performance-based vesting conditions intended to reward superior total stockholder return relative to each of the peer groups.

• Stock option awards		• Service-based vesting conditions intended to retain executives. Amount realized from exercise of stock options rewards absolute stock price appreciation.

Retirement income benefits	Retirement income is a function of base salary, earned annual incentive awards, and years of service with the Company.	Intended to support market-competitiveness of pay package. Benefit is affected by years of service and cash compensation (base salary plus annual bonus). Encourages retention and superior performance.

Executive benefits and perquisites	Executive benefits and perquisites include an annual physical, tax and financial planning advice, and matching contributions to the Thrift and Profit Sharing Plan.	These benefits are provided as part of a market-competitive compensation package designed to attract and retain talented managers.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 21

Element	Characteristics	Purpose

Change in Control	Under the terms of the current stock incentive plan, if a plan participant were terminated by the Company within one year following a change-in-control of the Company for any reason other than cause or by the participant for good reason, generally all of such individual’s awards under the long-term incentive plan would become vested.	The change-in-control provision in the long-term incentive plan is provided to promote stability and continuity of the management team and is consistent with market practice.

Detailed Explanation of Executive Compensation

Total Direct Compensation

•

Base Salary. We provide base salaries for each NEO commensurate with the services each provides to the Company because we believe a portion of total direct compensation should be provided in a form that is fixed and liquid. In order to attract and retain the executive management required to lead the Company, consistent with prevailing market practices, we have calibrated base salary to represent approximately 30% of total direct compensation (base salary plus target annual cash bonus incentive plus the value of long-term incentives as of the grant date). In establishing base salary levels of the NEOs and other members of the management team, we consider market median pay levels among individuals in comparable positions within the forest products and general industries. In the case of our SVP Real Estate, we also consider market median pay levels in the real estate industry. Additionally, we consider individual experience, contributions, and responsibilities.

Determinations regarding base salary adjustments, as well as other elements of compensation, are made in connection with the annual performance reviews of the NEOs and other members of the management team. The CEO reviews each NEO’s annual performance and makes salary recommendations based on merit to the Compensation Committee. The Committee reviews and discusses these recommendations and makes any changes it deems appropriate.

To determine the compensation for the CEO, the Compensation Committee reviews the annual performance evaluations completed by each member of the Board of Directors as reviewed and compiled by the Chairman of the Compensation Committee. Using this information, the Compensation Committee exercises its judgment and determines the appropriate level of remuneration.

•

Annual Incentive Plan Awards. NEOs and other employees of the Company are eligible to receive a cash bonus based upon the financial performance of the Company. The Compensation Committee believes this element of compensation is important to focus management efforts and provide rewards for the achievement of annual financial results that are aligned with creating value for our stockholders. The table below shows the threshold, target, and maximum bonus opportunities under the Annual Incentive Plan, represented as a percentage of base salary at corresponding levels of actual financial performance relative to target performance. Bonus awards are paid on a sliding scale for performance between threshold and target and for performance between target and maximum.

22 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Named Executive Officer	<80% of financial goal achieved	80% of financial goal achieved	100% of financial goal achieved	120% of financial goal achieved

Rick R. Holley	No bonus paid	55% of salary	110% of salary	220% of salary

Thomas M. Lindquist	No bonus paid	45% of salary	90% of salary	180% of salary

David W. Lambert	No bonus paid	40% of salary	80% of salary	160% of salary

James A. Kilberg	No bonus paid	40% of salary	80% of salary	160% of salary

Larry D. Neilson	No bonus paid	40% of salary	80% of salary	160% of salary

Earned annual bonuses are determined at year-end based on the Company’s performance against the target performance goal of budgeted funds from operations, or FFO, which is net income plus non-cash charges for depletion, depreciation and amortization, and the cost basis of land sales. Target or “budgeted” FFO is presented to the Board and is approved at the first Board meeting in early February each year.

•

Long-Term Incentive Plan Awards. Long-term incentive award potential represents approximately 50% of our NEOs’ total direct compensation. NEOs and other employees of the Company have received annual grants of stock options, restricted stock units, and value management awards. For 2011 and previous years, the total value of these awards is designed to be weighted approximately 50% in value management awards, 25% in stock options, and 25% in restricted stock units. This mix rewards NEOs for stock price appreciation and relative stockholder return while also providing retention and motivation incentives for our NEOs. As explained below in Other Pay Decisions, effective in 2012 the Company will no longer award stock options and the mix between restricted stock units and value management awards will be approximately 30% and 70%, respectively.

When the Compensation Committee makes individual determinations with respect to the type and amount of each long-term incentive award, it considers benchmark data as discussed previously as well as each NEO’s past performance and the Committee’s future expectations of each executive.

–

Practices Regarding the Grant of Options and Other Stock-Based Awards. The Compensation Committee has followed the practice of making all stock option grants to its eligible employees on a single date each year at its regularly scheduled meeting in late January or early February. This meeting has historically occurred within two weeks following the release of our annual earnings. The Compensation Committee believes it is appropriate that annual awards are made at a time when material information regarding our performance for the preceding year has been disclosed.

We do not have any program, plan, or practice of awarding stock options and setting the exercise price based on a date or price other than the closing market price on the grant date. All grants to the NEOs have been made by the Compensation Committee and not pursuant to any delegated authority. Option re-pricing is prohibited by the terms of both the current stock incentive plan and the new stock incentive plan. The plans also expressly require that the exercise price of any stock options be equal to the fair market value of our stock on the grant date, so “in-the-money” grants are also prohibited.

While stock options were granted to NEOs in 2011 and in earlier years, the Compensation Committee has decided to eliminate stock options from long-term incentive compensation going forward. For a discussion of this and related changes to long-term incentive compensation, see Other Pay Decisions on page 27 of this Proxy Statement.

–

Restricted Stock Unit Awards. Restricted Stock Units (“RSUs”) provide recipients with shares of common stock upon lapse of the award restrictions. RSUs vest 25% per year beginning one year after the date of grant. The recipients of the RSUs are entitled to receive a cash amount equal to any dividends declared and paid on the Company’s common stock during the restricted period.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 23

–

Value Management Awards. Value management awards are performance-based awards that result in cash and/or stock payments to participants based on the Company’s three-year total stockholder return (stock price appreciation plus dividends paid) relative to that of the previously-identified peer groups. The Company’s performance is measured against the peer group as follows: 50% S&P 500 Index, 25% forest product companies, and 25% Morgan Stanley REIT Index. The value of each unit is zero if relative total stockholder return is below the 50th percentile for each of the peer groups and has a maximum value of $200 if the Company’s relative total stockholder return is at or above the 75th percentile for each of the peer groups. Awards are paid on a sliding scale for performance between the 50th percentile and 75th percentile. These performance goals and corresponding award payouts for the value management awards have been changed for 2012. For a discussion of this and related changes to long-term incentive compensation, see Other Pay Decisions on page 27 of this Proxy Statement.

–

Stock Option Awards. Stock option awards provide recipients the right to purchase shares of common stock at a fixed exercise price for a period of up to 10 years. The exercise price of each stock option is based on the fair market value of the common stock on the grant date. Stock options are earned on the basis of continued service to the Company and vest in four equal annual installments beginning one year after the date of grant.

–

Additional Information. For more information regarding stock option awards, restricted stock unit awards, and value management awards, refer to the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

Other Compensation

•

Perquisites. Our NEOs receive a small number of perquisites provided by or paid by the Company. The value and allowance of these perquisites varies by position and they generally include costs for monthly parking, financial planning and tax preparation, and an annual physical. The total value of these benefits (to the extent they exceed $10,000 per year, per employee) is disclosed on page 28 in the All Other Compensation column of the Summary Compensation Table for the Year 2011. We provide these perquisites because they are provided by many of the companies from which we attract executive talent and are, therefore, beneficial for recruitment and retention purposes.

•

Deferred Compensation Plan. For some years, the Company offered a non-qualified deferred compensation plan as a standard executive benefit. Prior to 2010, executives were eligible to defer base salary, annual cash incentive bonus, or value management award payments (cash or stock). Participants invest previously deferred compensation in the same mutual funds available to participants in the 401(k) plan, with earnings based on mutual fund performance. Executives no longer have the option to defer compensation.

Retirement Benefits

•

Thrift and Profit Sharing Plan (401(k) Plan). The Company offers a Thrift and Profit Sharing Plan to all of its employees because we wish to encourage our employees to save a portion of their cash compensation for retirement in a tax-efficient manner. The plan provides a Company match of up to 6% of employee cash compensation (up to the IRS annual limit), depending on the Company’s performance.

•

Qualified Pension Plan. The Pension Plan is a tax-qualified and noncontributory defined benefit plan that covers substantially all employees. NEOs accrue benefits under this plan unless restricted based on IRS limitations.

•

Supplemental Plans. These plans provide benefits that make up for benefits lost due to IRS limitations. The benefits are based on the gross amount of salary and incentive bonuses, but exclude all other forms of compensation.

24 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

•

CEO Pension Benefit. As described in the Pension Benefits as of December 31, 2011 section of this Proxy Statement on pages 34 through 36, the Compensation Committee has provided Mr. Holley with a market-competitive pension benefit. The amount reported in the Summary Compensation Table for the 2011 change in value to the lump sum pension benefit for Mr. Holley is determined in part on an assumed discount rate of 3.02% as of December 31, 2011, which is 117 basis points lower than the assumed discount rate as of December 31, 2010. The decrease in assumed discount rate tracks the decrease in the 30-year Treasury rate year over year. This decrease in assumed discount rate represents 87.2%, or $1,935,699, of the reported 2011 increase in pension value for Mr. Holley of $2,219,684.

The Company believes that the Qualified Pension Plan and the Supplemental Plans are an important part of our NEOs’ compensation program, serving an important role in the retention of our senior executives. Our various pension plan benefit formulas and valuations are described on pages 34 through 36 of this Proxy Statement.

Severance and Other Termination Benefits

Currently, we do not have any employment, severance, or change-in-control contracts except for certain change-in-control and termination event provisions in the current stock incentive plan, under which stock options, value management awards, and restricted stock unit awards have been granted. According to the terms of the plan, if an NEO is terminated by the Company within one year following a change-in-control for any reason other than cause or if an NEO resigns for good reason:

•	All unvested stock options become fully vested and exercisable;

•	All restrictions applicable to any shares of restricted stock or restricted stock units lapse; and

•

The maximum performance goal measure for each value management award is deemed achieved and a pro rata amount (based on the number of months elapsed with respect to each performance period) of each award is paid in cash to the NEO within 10 business days of termination or resignation.

There are similar accelerated vesting provisions that are triggered upon the death or total disability of an NEO, except that unvested value management awards are forfeited in these circumstances. These provisions and their assumed value as of December 31, 2011, are described on pages 37 and 38 of this Proxy Statement. Certain changes to these accelerated vesting provisions have been made in the new stock incentive plan being considered for stockholder approval. For a complete discussion of these changes see Proposal 3 – Approval of the 2012 Plum Creek Timber Company, Inc. Stock Incentive Plan on page 43 of this Proxy Statement.

Decisions by the Company Regarding 2011 Compensation

The Compensation Committee approves all compensation for the Chief Executive Officer, Chief Financial Officer, and the other NEOs. Information about the Compensation Committee and its composition, responsibilities, and operations can be found under Board of Directors and Corporate Governance—Board Committees—Compensation Committee on page 6 of this Proxy Statement.

Role of Management in Compensation Decisions

Management plays a significant role in the compensation setting process by preparing materials for each Compensation Committee meeting. Additionally, the CEO plays a significant role in the compensation process for NEOs other than himself by:

•	Evaluating each NEO’s annual performance;

•	Attending the Compensation Committee meetings and elaborating on performance criteria and on each NEO’s individual performance; and

•	Recommending compensation decisions including base salary, annual incentives, and long-term incentive awards.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 25

The Compensation Committee determines Mr. Holley’s compensation during executive session. He makes no recommendations regarding any element of his own compensation.

2011 Pay Decisions

Generally, pay decisions are approved by the Compensation Committee at its February meeting. In order to make informed decisions, the Compensation Committee reviewed several documents and analyses during 2010 and prior to the February meeting in 2011, including:

•	Benchmarking information provided by Towers Watson as described previously on pages 18 and 19.

•

Tally sheet for the NEOs that included current compensation opportunities, the value of retirement benefits, and perquisites as well as a three-year history of amounts earned under cash and long-term incentive programs. In addition, the summary provided a current view of accrued but unearned compensation as well as potential payments that would be received on various termination events.

•	The CEO’s performance assessment for each of the NEOs and other executives for which the Compensation Committee approves compensation.

•	The Board of Director’s performance assessment for the CEO as reviewed and compiled by the Chairman of the Compensation Committee.

•	The Compensation Committee also reviewed a competitive compensation analysis for each NEO relative to the peer groups described previously that the Committee commissioned from Towers Watson.

Annual Incentives Earned for 2011 Performance

The FFO target budget for 2011 was set at $385.1 million in February 2011 by the Board. The Company achieved $365.6 million in FFO for 2011 or approximately 94.9% of the budgeted performance target and the Compensation Committee approved annual incentive bonus awards based on this performance.

Actual Compensation Earned, Vested, or Realized During 2011

The Compensation Committee targets total direct compensation at the 50th percentile of the market with the opportunity to earn up to the 75th percentile for superior performance. Summarized in the table below is the compensation earned, vested, or realized for each NEO during 2011. Cash compensation earned during 2011 was approximately at target levels. However, amounts earned for the value management awards with a three-year performance period ending on December 31, 2011, were zero because performance was below the threshold performance goal.

Compensation Earned, Vested, and Realized During 2011(A)	Rick Holley	Thomas Lindquist	David Lambert	James Kilberg	Larry Neilson
Salary(B)	$880,000	$530,000	$400,000	$350,000	$330,000
Annual Incentive Bonus Award(C)	$844,580	$416,183	$279,200	$244,300	$230,340
Restricted Stock Units(D)	$576,240	$1,075,305	$195,510	$185,220	$130,683
Value Management Award	$0	$0	$0	$0	$0
Stock Options(E)	$792,433	$479,002	$58,725	$275,210	$120,040

Total	$3,093,253	$2,500,490	$933,435	$1,054,730	$811,063

A.	Excludes retirement benefits and perquisites.
B.	Amount paid during 2011.
C.	Amount paid in February 2012 with respect to 2011.

26 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

D.	Represents the value of common stock acquired upon vesting of restricted stock units during 2011.
E.	Value realized during 2011 in connection with the exercise of stock options.

Other Pay Decisions

For 2012 compensation, the Compensation Committee approved changes to the long-term incentive program. Stock options have been eliminated as an element of long-term incentive compensation and the performance goal for the value management awards has been changed.

•

Stock options were eliminated. Towers Watson confirmed that over the past ten years there has been a steady decline in the prevalence of stock option grants in long-term incentive plans. In the REIT sector and the forest products industry, almost all companies have shifted to a balance between restricted stock units and performance plans.

•

The value management awards were changed to broaden the scale of relative performance goals and corresponding payouts to better align the value management awards with prevailing competitive practices. Previously, threshold performance was achieved if relative total stockholder return was at the 50th percentile of peer group performance and maximum performance (award unit value of $200) was achieved if relative total stockholder return was at or above the 75th percentile with payouts at a sliding scale between threshold and maximum. Under the new awards, the value of each unit is zero if relative total stockholder return is below the 25th percentile for each of the peer groups and has a maximum value of $200 only if the Company’s relative total stockholder return is at or above the 85th percentile. The awards pay out at “target,” or $100 per unit, for performance at the 55th percentile which is, according to Towers Watson, a higher target than most other performance-based awards. In determining the number of these awards to be granted to participants, the Compensation Committee will continue to use an assumed value of $83 per unit on the grant date.

•

With the elimination of stock options, the Committee rebalanced the mix between the remaining elements of long-term incentive compensation. The value management awards most closely ties the interests of employees with the interests of stockholders, while restricted stock units are intended to serve primarily as a retention incentive. For these reasons the Committee concluded that 70% of the value from the long-term incentive program will be derived from the value management awards and 30% from restricted stock units.

•

The Committee has decided to adopt a practice of benchmarking compensation every other year instead of benchmarking almost every year. The Committee believes that a longer view of compensation will better reflect overall compensation trends.

The Committee approved these changes based upon the recommendation of Towers Watson, which advised the Committee that doing so would bring the overall long-term incentive program more in line with competitive practices while achieving the Committee’s objectives.

The Committee also recommended to the Board, and the Board approved, a new stock incentive plan. For a complete discussion of the new stock incentive plan, see Proposal 3 – Approval of the Plum Creek Timber Company, Inc. Stock Incentive Plan beginning on page 43 of this Proxy Statement.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 27

Compensation Tables

The following abbreviations are sometimes used in the tables presented in this section:

•	AIP – Annual Incentive Plan

•	RSUs – restricted stock units

•	VMAs – value management awards

Summary Compensation Table for the Year 2011

The following table sets forth a summary of compensation for the Named Executive Officers. Information for years ended December 31, 2011, December 31, 2010, and December 31, 2009, are included. Annual compensation amounts are on an accrual basis and include amounts deferred at the Named Executive Officer’s election.

Name and Principal Position	Year	Salary ($)		Bonus(A) ($)		Stock Awards ($)(B)		Option Awards ($)(C)		Non-Equity Incentive Plan Compensation ($)(D)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(E)		All Other Compensation ($)(F)		Total ($)

Rick R. Holley President and Chief Executive Officer	2011 2010 2009	$ $ $	880,000 830,000 830,000	$ $ $	— 84,014 91,092	$ $ $	2,149,200 2,226,780 1,921,675	$ $ $	1,624,000 1,260,000 982,800	$ $ $	844,580 854,094 737,248	$ $ $	2,219,684 552,805 308,443	$ $ $	35,364 40,157 62,274	$ $ $	7,752,828 5,847,850 4,933,532

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	2011 2010 2009	$ $ $	530,000 500,000 500,000	$ $ $	— 41,375 45,125	$ $ $	817,650 839,335 657,955	$ $ $	812,000 630,000 456,300	$ $ $	416,183 421,000 363,375	$ $ $	376,969 167,500 187,061	$ $ $	25,100 25,040 50,100	$ $ $	2,977,902 2,624,250 2,259,916

David W. Lambert Sr. Vice President and Chief Financial Officer	2011 2010 2009	$ $ $	400,000 340,000 340,000	$ $ $	— 25,130 27,200	$ $ $	498,375 468,205 441,710	$ $ $	348,000 225,000 175,500	$ $ $	279,200 254,320 219,640	$ $ $	642,928 234,376 290,202	$ $ $	14,700 14,700 36,650	$ $ $	2,183,203 1,561,731 1,530,902

James A. Kilberg Sr. Vice President, Real Estate	2011 2010 2009	$ $ $	350,000 330,000 330,000	$ $ $	— 24,420 26,400	$ $ $	498,375 512,450 366,555	$ $ $	255,200 198,000 140,400	$ $ $	244,300 246,840 213,180	$ $ $	63,863 65,239 85,374	$ $ $	14,700 14,700 37,477	$ $ $	1,426,438 1,391,649 1,199,386

Larry D. Neilson Sr. Vice President, Resources and Operations Support	2011 2010 2009	$ $ $	330,000 312,000 312,000	$ $ $	— 23,088 24,960	$ $ $	340,050 344,495 325,150	$ $ $	185,600 144,000 112,320	$ $ $	230,340 233,376 201,552	$ $ $	53,995 57,012 77,043	$ $ $	14,700 14,700 44,225	$ $ $	1,154,685 1,128,671 1,097,250

(A)

Bonus—these amounts reflect the discretionary portion of the Annual Incentive Plan cash bonus. No discretionary amounts were paid for 2011 performance under the Annual Incentive Plan. For more information about the Annual Incentive Plan for 2011, refer to the section Annual Incentives Earned for 2011 Performance on page 26 of this Proxy Statement. The non-discretionary portion of the Annual Incentive Plan cash bonus is reported in the Non-Equity Incentive Plan Compensation column to the Summary Compensation Table for the Year 2011. See also footnote (D) below.

28 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

(B)

Stock Awards—these amounts do not reflect actual value realized by the recipient. In accordance with SEC rules, amounts in this column represent the grant date fair value, calculated in accordance with Accounting Standards Codification (ASC) Topic 718, of restricted stock units and value management awards. The restricted stock unit grant date fair values were $41.55 for 2011, $35.22 for 2010, and $33.75 for 2009. The grant date fair value for each value management award was $77.85 for 2011, $88.49 for 2010, and $82.81 for 2009. For more information regarding outstanding awards held by the Named Executive Officers, refer to the section Outstanding Equity Awards at Fiscal Year-Ended December 31, 2011 beginning on page 31 of this Proxy Statement. For more information regarding these awards and the calculation of their fair value, refer to the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

(C)

Option Awards—these amounts do not reflect actual value realized by the recipient. In accordance with SEC rules, amounts in this column represent the grant date fair value, calculated in accordance with ASC 718, for stock option grants. The stock option grant date fair values were $11.60 for 2011, $9.00 for 2010, and $7.02 for 2009. For more information regarding outstanding awards held by the Named Executive Officers, refer to the section Outstanding Equity Awards at Fiscal Year-Ended December 31, 2011 beginning on page 31 of this Proxy Statement. For more information regarding these awards and the calculation of their fair value, refer to the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

(D)

Non-Equity Incentive Plan Compensation—represents the non-discretionary portion of the cash awards earned under the Annual Incentive Plan. See also footnote (A) above. For more information regarding the Annual Incentive Plan for the Named Executive Officers, refer to the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement.

(E)

Change in Pension Value and Nonqualified Deferred Compensation Earnings—represents the aggregate change in the actuarial present value of each officer’s accumulated benefit under the Plum Creek Pension Plans. The 2011 amounts shown for Messrs. Holley, Lindquist, and Lambert are determined in part on an assumed discount rate of 3.02%, which is 117 basis points lower than the assumed rate for 2010 due to the significant decrease in the 30-year Treasury rate year over year. This significant decrease in the assumed discount rate also represents a significant portion of the reported 2011 increase to the lump sum present value of pension benefits for Messrs. Holley, Lindquist, and Lambert. For example, in the case of Mr. Holley, 87.2%, or $1,935,699, of the $2,219,684 increase is due solely to the lower assumed discount rate. For more information regarding retirement benefits for the Named Executive Officers, refer to the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement. There were no above-market or preferential earnings on deferred compensation for any Named Executive Officer.

(F)

All Other Compensation—represents the value of certain benefits and perquisites provided to the Named Executive Officers. Amounts reported for each Named Executive Officer include $14,700 representing Company matching contributions to the Plum Creek Qualified Thrift and Profit Sharing Plan. Compensation reported for Messrs. Holley and Lindquist include amounts for monthly parking and professional tax preparation fees. The cost for these benefits and perquisites were calculated based on the incremental cost to the Company during 2011.

Grants of Plan-Based Awards During 2011

The following table supplements the Summary Compensation Table for the Year 2011 and lists both annual and long-term incentive awards made during 2011 to each Named Executive Officer.

Annual incentive awards are made under the terms of the Annual Incentive Plan. Amounts shown for Annual Incentive Plan awards under the column entitled Estimated Possible Payouts Under Non-Equity Incentive Plan Awards

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 29

represent payments the Named Executive Officer could have received under the Annual Incentive Plan depending on Company performance for 2011. The Annual Incentive Plan awards actually earned for 2011 (and paid in February 2012) are reported in the Summary Compensation Table for the Year 2011 under the column entitled Non-Equity Incentive Plan Compensation on page 28.

Restricted stock units, value management awards, and stock options are granted under the Company’s current stock incentive plan. Amounts shown for value management awards under the column entitled Estimated Future Payouts Under Equity Incentive Plan Awards represent payments the Named Executive Officer could receive depending on Company performance at the end of the three-year performance period on December 31, 2013. Amounts shown for restricted stock units under the column entitled All Other Stock Awards and amounts shown for stock options under the column entitled All Other Option Awards represent the number of restricted stock units and stock options granted to the Named Executive Officer. Amounts shown under the column entitled Grant Date Fair Value of Stock and Option Awards represent the fair value, calculated in accordance with ASC Topic 718, of the restricted stock units, stock options, and value management awards on the date that those awards were granted to the Named Executive Officer.

For a discussion of the material terms of these incentive awards and an explanation of the amount of each element of compensation relative to total compensation, refer to the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(A)			Estimated Future Payouts Under Equity Incentive Plan Awards(B)			All Other Stock Awards: Number of Shares of Stock or Units (#)(C)	All Other Option Awards: Number of Securities Underlying Options (#)(D)	Exercise Price of Option Awards ($/SH)(E)	Grant Date Fair Value of Stock and Option Awards ($)(F)
Name	Grant Date	Plan Award	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Rick R. Holley President and Chief Executive Officer`	No Grant Date	AIP	$484,000	$968,000	$1,936,000	—	—	—	—	—	—	—
	February 7, 2011	RSUs	—	—	—	—	—	—	18,000	—	—	$747,900
	February 7, 2011	Stock Options	—	—	—	—	—	—	—	140,000	$41.55	$1,624,000
	February 7, 2011	VMAs	—	—	—	—	$1,800,000	$3,600,000	—	—	—	$1,401,300

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	No Grant Date	AIP	$238,500	$477,000	$954,000	—	—	—	—	—	—	—
	February 7, 2011	RSUs	—	—	—	—	—	—	7,500	—	—	$311,625
	February 7, 2011	Stock Options	—	—	—	—	—	—	—	70,000	$41.55	$812,000
	February 7, 2011	VMAs	—	—	—	—	$650,000	$1,300,000	—	—	—	$506,025

David W. Lambert Sr. Vice President and Chief Financial Officer	No Grant Date	AIP	$160,000	$320,000	$640,000	—	—	—	—	—	—	—
	February 7, 2011	RSUs	—	—	—	—	—	—	4,500	—	—	$186,975
	February 7, 2011	Stock Options	—	—	—	—	—	—	—	30,000	$41.55	$348,000
	February 7, 2011	VMAs	—	—	—	—	$400,000	$800,000	—	—	—	$311,400

James A. Kilberg Sr. Vice President, Real Estate	No Grant Date	AIP	$140,000	$280,000	$560,000	—	—	—	—	—	—	—
	February 7, 2011	RSUs	—	—	—	—	—	—	4,500	—	—	$186,975
	February 7, 2011	Stock Options	—	—	—	—	—	—	—	22,000	$41.55	$255,200
	February 7, 2011	VMAs	—	—	—	—	$400,000	$800,000	—	—	—	$311,400

Larry D. Neilson Sr. Vice President, Resources and Operations Support	No Grant Date	AIP	$132,000	$264,000	$528,000	—	—	—	—	—	—	—
	February 7, 2011	RSUs	—	—	—	—	—	—	3,500	—	—	$145,425
	February 7, 2011	Stock Options	—	—	—	—	—	—	—	16,000	$41.55	$185,600
	February 7, 2011	VMAs	—	—	—	—	$250,000	$500,000	—	—	—	$194,625

(A)

Estimated possible payouts under non-equity incentive plan awards—represents the value of potential payments under the Annual Incentive Plan to each of the Named Executive Officers based on 2011 performance. For more

30 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

information regarding the Annual Incentive Plan and Threshold, Target, and Maximum plan payouts, refer to the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement.

(B)

Estimated future payouts under equity incentive plan awards—Threshold, Target, and Maximum values disclosed for value management awards represent the dollar value of potential payments to each of the Named Executive Officers based upon performance over the period 2011 through 2013 and continued service through 2013. Earned value management awards may be paid partially in stock if the executive is not in compliance with the Company’s stock ownership guidelines. For more information regarding these awards and plan payouts, refer to the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement and the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

(C)

All other stock awards—represents the number of shares of the Company stock that will be earned by each of the Named Executive Officers upon satisfaction of the vesting conditions associated with the grant of restricted stock units. For more information regarding these awards, refer to the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement and the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

(D)

All other option awards—represents the number of stock options that will be earned by each of the Named Executive Officers upon satisfaction of the vesting conditions associated with the grant. For more information regarding these awards, refer to the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement and the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

(E)	Exercise price of option awards—represents the exercise price of stock options. This price is equal to the closing market price of our common stock on the date of grant.

(F)

Grant date fair value of stock and option awards—represents the respective grant date fair value, calculated in accordance with ASC Topic 718, of the restricted stock units, stock options, and value management awards granted to the Named Executive Officers in 2011 (and with respect to the value management awards, is based upon the probable outcome of performance conditions). For more information regarding these awards, refer to the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

Outstanding Equity Awards at Fiscal Year-Ended December 31, 2011

The following table presents information for all outstanding equity awards held by the Named Executive Officers as of December 31, 2011. Outstanding equity awards consist of stock options, reported under the table heading Option Awards, and value management awards and restricted stock units, reported under the table heading Stock Awards. Option Awards information includes the number of shares of common stock underlying both vested and unvested stock options, along with the exercise price and expiration date associated with each grant of stock options. Stock Awards information includes the number of outstanding restricted stock units and value management awards and the market value or estimated payout value of each as of December 31, 2011.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 31

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(A)		Number of Securities Underlying Unexercised Options Unexercisable (#)(B)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(C)		Market Value of Shares or Units of Stock That Have Not Vested ($)(D)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(E)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(F)

Rick R. Holley	2011 Options	–	2011 Options	140,000	$41.55	February 7, 2021	2011 RSUs	18,000	$658,080
President and Chief Executive Officer	2010 Options	35,000	2010 Options	105,000	$35.22	February 8, 2020	2010 RSUs	13,500	$493,560
	2009 Options	70,000	2009 Options	70,000	$33.75	February 9, 2019	2009 RSUs	7,000	$255,920
	2008 Options	105,000	2008 Options	35,000	$42.98	February 4, 2018	2008 RSUs	3,500	$127,960
	2007 Options	100,000	2007 Options	–	$40.42	February 5, 2017
	2006 Options	90,000	2006 Options	–	$35.74	February 3, 2016
	2005 Options	95,000	2005 Options	–	$37.49	February 9, 2015
	2004 Options	100,000	2004 Options	–	$30.91	February 2, 2014
	2003 Options	62,432	2003 Options	–	$21.91	January 28, 2013				VMA Units	36,000	$1,800,000

Thomas M. Lindquist	2011 Options	–	2011 Options	70,000	$41.55	February 7, 2021	2011 RSUs	7,500	$274,200
Executive Vice President and Chief Operating Officer	2010 Options	17,500	2010 Options	52,500	$35.22	February 8, 2020	2010 RSUs	5,625	$205,650
	2009 Options	16,250	2009 Options	32,500	$33.75	February 9, 2019	2009 RSUs	3,000	$109,680
	2008 Options	37,500	2008 Options	12,500	$42.98	February 4, 2018	2008 RSUs	1,500	$54,840
	2007 Options	40,000	2007 Options	–	$40.42	February 5, 2017				VMA Units	13,000	$650,000

David W. Lambert	2011 Options	–	2011 Options	30,000	$41.55	February 7, 2021	2011 RSUs	4,500	$164,520
Sr. Vice President and Chief Financial Officer	2010 Options	6,250	2010 Options	18,750	$35.22	February 8, 2020	2010 RSUs	3,375	$123,390
	2009 Options	12,500	2009 Options	12,500	$33.75	February 9, 2019	2009 RSUs	2,250	$82,260
	2008 Options	18,750	2008 Options	6,250	$42.98	February 4, 2018	2008 RSUs	1,250	$45,700
	2007 Options	25,000	2007 Options	–	$40.42	February 5, 2017
	2006 Options	10,000	2006 Options	–	$35.74	February 3, 2016
	2005 Options	10,000	2005 Options	–	$37.49	February 9, 2015
	2004 Options	10,000	2004 Options	–	$30.91	February 2, 2014
	2003 Options	10,000	2003 Options	–	$21.91	January 28, 2013				VMA Units	7,500	$400,000

James A. Kilberg	2011 Options	–	2011 Options	22,000	$41.55	February 7, 2021	2011 RSUs	4,500	$164,520
Sr. Vice President, Real Estate	2010 Options	–	2010 Options	16,500	$35.22	February 8, 2020	2010 RSUs	3,375	$123,390
	2009 Options	–	2009 Options	10,000	$33.75	February 9, 2019	2009 RSUs	1,750	$63,980
	2008 Options	11,250	2008 Options	3,750	$42.98	February 4, 2018	2008 RSUs	1,250	$45,700
	2007 Options	15,000	2007 Options	–	$40.42	February 5, 2017
	2005 Options	9,000	2005 Options	–	$37.49	February 9, 2015				VMA Units	8,000	$400,000

Larry D. Neilson	2011 Options	–	2011 Options	16,000	$41.55	February 7, 2021	2011 RSUs	3,500	$127,960
Sr. Vice President, Resources and Operations Support	2010 Options	4,000	2010 Options	12,000	$35.22	February 8, 2020	2010 RSUs	2,625	$95,970
	2009 Options	8,000	2009 Options	8,000	$33.75	February 9, 2019	2009 RSUs	1,750	$63,980
	2008 Options	11,250	2008 Options	3,750	$42.98	February 4, 2018	2008 RSUs	750	$27,420
	2007 Options	15,000	2007 Options	–	$40.42	February 5, 2017
	2006 Options	12,000	2006 Options	–	$35.74	February 3, 2016
	2005 Options	9,000	2005 Options	–	$37.49	February 9, 2015
	2004 Options	9,000	2004 Options	–	$30.91	February 2, 2014
	2003 Options	4,000	2003 Options	–	$21.91	January 28, 2013				VMA Units	5,000	$250,000

(A)

Represents stock options held by each of the Named Executive Officers. The stock options vest 25% per year over four years, beginning one year after the grant date, and expire 10 years from the grant date.

(B)	See footnote (A).

32 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

(C)

Represents restricted stock units held by each of the Named Executive Officers. Awards were granted on February 4, 2008, February 9, 2009, February 8, 2010, and February 7, 2011, and each award vests 25% per year over four years on February 3rd of each year of the vesting period.

(D)	Represents the market value of unvested stock awards based on a price of $36.56, the closing stock price of the Company’s common stock on December 31, 2011.

(E)

Represents 2010 and 2011 value management awards. The three-year performance period for the 2010 and 2011 value management awards ends on December 31, 2012 and 2013, respectively. Value management awards vest at the end of their respective performance periods.

(F)

Represents the estimated value of unearned 2010 and 2011 value management awards as of December 31, 2011. Amounts shown are estimates calculated in accordance with SEC disclosure rules. The estimated value of the value management awards is the product of (i) the number of value management award units outstanding, multiplied by (ii) the deemed value management award unit value. For the 2010 value management award, the deemed value is $0 per unit as of December 31, 2011, because actual performance as of that date is below “threshold” performance of $0 per unit under the terms of the award. For the 2011 value management award, the deemed value is $100 per unit as of December 31, 2011, because the actual performance as of that date exceeds “threshold” performance, but is less than “target” performance.

Option Exercises and Stock Vested During 2011

The following table presents information about equity awards granted in previous years that vested during 2011. Information under the heading Option Awards pertains to the exercise of stock options by Named Executive Officers during 2011. Information under the heading Stock Awards pertains to restricted stock units that vested during 2011. The value of value management awards for the three-year performance period ended December 31, 2011 was zero.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Rick R. Holley President and Chief Executive Officer	37,568	$792,433	RSUs	14,000	$576,240

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	86,250	$479,002	RSUs	26,125	$1,075,305

David W. Lambert Sr. Vice President and Chief Financial Officer	4,500	$58,725	RSUs	4,750	$195,510

James A. Kilberg Sr. Vice President, Real Estate	34,500	$275,210	RSUs	4,500	$185,220

Larry D. Neilson Sr. Vice President, Resources and Operations Support	6,000	$120,040	RSUs	3,175	$130,683

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 33

Pension Benefits as of December 31, 2011

The Company maintains three pension plans: the Supplemental Benefits Plan, the Supplemental Pension Plan, and the Plum Creek Pension Plan. Only the Plum Creek Pension Plan is a tax-qualified defined benefit plan under the Internal Revenue Code (“IRC”). Officers whose earnings exceed IRC limitations for tax qualified plans accrue benefits that they would have had, but lost, because of such limitations under either the Supplemental Benefits Plan or the Supplemental Pension Plan. Some officers are prevented from participating in the qualified plan altogether because of IRC rules limiting the percentage of plan benefits that can accrue to the officers of the Company. The Board designates the officers who participate in the Supplemental Benefits Plan. All officers of the Company who are not designated to participate in the Supplemental Benefits Plan participate in the Plum Creek Pension Plan and Plum Creek Supplemental Pension Plan.

Each plan provides a pension benefit that is based upon either a cash balance formula, final average pay formula, or both. For those eligible to accrue benefits under each formula, upon a termination of service to the Company, they will receive the greater of the two benefit amounts. Under the cash balance formula, age-weighted pay credits are allocated to a hypothetical account for the participant. The pay credits range is from 4% to 6% of earnings (gross salary and annual incentive cash bonus). Amounts in the hypothetical account are allocated interest credits tied to the 30-year Treasury interest rate. The benefit amount under the final average pay formula is equal to (i) 1.1% of the highest five consecutive year average earnings (gross salary and annual incentive cash bonus) over the 10 years prior to termination from the Company, plus 0.5% of the highest five consecutive year average earnings over the previous 10 years in excess of one-third of the Old Age Survivors and Disability Insurance taxable wage base in effect during the year of termination, multiplied by (ii) the number of years of total credited service at the Company, up to a maximum of 30 years. Unless otherwise specified by the Board, officers who joined the Company after September 1, 2000, accrue benefits under the cash balance plan. Officers in the Supplemental Benefits Plan accrue benefits under the final average pay formula. Officers in the Supplemental Pension Plan who joined the Company prior to September 1, 2000, accrue benefits under each formula and, upon a termination of service to the Company, will receive the greater of the two benefit amounts. Benefits for Mr. Lindquist are calculated according to the final average pay formula. Benefits for Mr. Lambert are calculated according to both the final average pay and the cash balance formulas and he will receive the greater of the two benefit amounts upon a termination of service to the Company. Mr. Kilberg’s and Mr. Neilson’s benefits are each based on the cash balance formula.

Under each plan, a participant becomes eligible for early retirement at age 55 with 10 years of service. Before early retirement age, the benefit is significantly reduced under each plan. Under the Plum Creek Pension Plan and the Supplemental Pension Plan, the accrued benefit is reduced by 5% for each year the participant’s actual retirement date precedes age 62 up to a 25% total benefit reduction at age 57. Thereafter, the benefit is reduced by an additional 7% at age 56, 6% at age 55, and 17% at age 54. For the Supplemental Benefits Plan, the benefit is reduced by 2% for each year the participant’s actual retirement date precedes the date the participant would have attained age 65 or the date the participant could have retired after attaining age 60 with 30 years of credited service, if earlier, up to a 20% total benefit reduction at age 55. At age 54, the benefit is reduced by an additional 35%. Given these total benefit reduction factors, the early retirement benefits earned under these plans substantially increases once the participant reaches at least age 55 with 10 years of service to the Company. Early retirement does not affect benefits accrued under the cash balance formula. Mr. Lindquist and Mr. Lambert are eligible for early retirement benefits in 2015, assuming they maintain continuous employment with the Company from now until then. Mr. Kilberg and Mr. Neilson are not eligible for early retirement benefits because their benefits are based on the cash balance formula.

In addition to the foregoing benefit reductions, benefits accrued under the Plum Creek Pension Plan, and any benefits paid from any predecessor pension plans, reduce on a dollar-for-dollar basis the benefits payable from either the Supplemental Benefits Plan or the Supplemental Pension Plan. Payments from predecessor plans for Mr. Holley and Mr. Lambert are $100,000 and $20,000, respectively.

34 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

All benefits under the Supplemental Benefits Plan and Supplemental Pension Plan are paid in the form of a lump sum payable six months following the participant’s date of termination. Under the Plum Creek Pension Plan, participants may elect to have benefits paid either in the form of an annuity or in the form of a lump sum payment payable any time between the first of the month following termination and age 65. For non-cash balance formula plan participants, lump sum payments are calculated based on the 30-year Treasury interest rate in effect during the year the participant terminates. For benefits as of December 31, 2011, lump sum amounts are determined in part on an assumed discount rate of 3.02%, which is 117 basis points lower than the assumed rate for 2010 due to the significant decrease in the 30-year Treasury rate year over year. As the assumed discount rate decreases, the present value of the assumed lump sum benefit for Messrs. Holley, Lindquist, and Lambert increases.

In lieu of the benefit described above, an enhanced benefit is payable to Mr. Holley upon reaching age 55. Mr. Holley turned 55 during 2007. This enhanced annual benefit, payable in the form of a lump sum six months following his date of termination, equals 50% of his highest five consecutive year average earnings out of the last ten years. This percentage increases 2% for each year Mr. Holley continues employment with the Company beyond age 55. As of December 31, 2011, he is eligible for an enhanced annual benefit equal to 59.67% of his highest five consecutive year average earnings out of the last ten years. This benefit is reduced by the $100,000 payment described above and by Mr. Holley’s estimated primary Social Security benefit.

The following table presents information about each Named Executive Officer’s pension benefits.

Name	Plan Name	Number of Years Credited Service (#)(A)	Present Value of Accumulated Benefits ($)(B)	Payments During Last Fiscal Year ($)

Rick R. Holley President and Chief Executive Officer	Supplemental Benefits Plan	29	$16,150,089	$0

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	Supplemental Benefits Plan	10	$1,083,009	$0

David W. Lambert Sr. Vice President and Chief Financial Officer	Supplemental Pension Plan	23	$1,402,398	$0
	Plum Creek Pension Plan	23	$567,204	$0

James A. Kilberg Sr. Vice President, Real Estate	Supplemental Pension Plan	9	$293,196	$0
	Plum Creek Pension Plan	9	$139,380	$0

Larry D. Neilson Sr. Vice President, Resources and Operations Support	Supplemental Pension Plan	9	$248,028	$0
	Plum Creek Pension Plan	9	$127,045	$0

(A)

Represents the number of years of credited service under the Plum Creek Pension Plan (a tax qualified plan), the Supplemental Pension Plan, and the Supplemental Benefits Plan, as applicable. As discussed on pages 34 through 36 under Pension Benefits as of December 31, 2011, some officers have accrued benefits under more than one plan because of earnings exceeding IRC limitations for tax qualified plans.

(B)

Represents the present value of accumulated benefits assuming retirement at the earliest age at which unreduced benefits could be paid. The reported amounts are based in part on an assumed retirement age of 65 for all participants except for Messrs. Holley and Lambert, for whom reported amounts assumed a retirement age of 60 for Mr. Holley and age 62 for Mr. Lambert. For a complete discussion of the other assumptions used in

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 35

computing the amounts in Present Value of Accumulated Benefits, see the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 12 Employee Pension and Retirement Plans.

Nonqualified Deferred Compensation for 2011

Prior to 2010, the NEOs and other executive officers had the opportunity to defer a portion of their compensation under the terms of the Plum Creek Timber Company, Inc. Deferral Plan (the “Deferral Plan”). Executive officers (including the NEOs) no longer have the option to defer compensation. Amounts previously deferred will continue to be deferred until the participant terminates his or her service with the Company. Under the terms of the Deferral Plan, each NEO could choose to defer receipt of all or any portion of his or her base salary, annual cash incentive bonus under the Annual Incentive Plan, or payouts in cash or stock of value management awards. No other form of compensation could be deferred under the Deferral Plan. Previously deferred amounts earn a market investment rate of return that varies with the NEO’s specific choice of investment among those investments offered by the Deferral Plan administrator. Participants could invest in the same mutual funds that are available to participants in our Thrift and Profit Sharing Plan.

At the time a deferral election was made, participants made a distribution election among the following choices: lump sum payment following termination of service with the Company, five annual payments following termination of service with the Company, or ten annual payments following termination of service with the Company. Payments will be made, or in the case of annuities will begin, in January of the year following termination of service for all terminations occurring between January 1st and June 30th. Payments will be made or will begin in July of the year following termination of service for all terminations occurring between July 1st and December 31st. Under the terms of the Deferral Plan, participants may not modify their distribution election.

The following table presents information about compensation that was previously deferred by the Named Executive Officers.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(A)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(B)

Rick R. Holley President and Chief Executive Officer	$0	$0	$0	$0	$0

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	$0	$0	$24,406	$0	$1,192,166

David W. Lambert Sr. Vice President and Chief Financial Officer	$0	$0	$0	$0	$0

James A. Kilberg Sr. Vice President, Real Estate	$0	$0	$0	$0	$0

Larry D. Neilson Sr. Vice President, Resources and Operations Support	$0	$0	$0	$0	$0

(A)	Represents investment earnings or losses on deferred compensation. These earnings represent a market-based rate of return based on the investment elections made by the NEO.

(B)

Represents the balance of all deferred compensation by the NEO through December 31, 2011, including earnings on such deferred amounts. Amounts deferred prior to 2011 totaling $958,400 were reported in previous years in the summary compensation tables of the Company’s proxy statements.

36 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Termination Payments at December 31, 2011

No officer of the Company has an employment or change-in-control contract other than termination and change-in-control provisions in the current stock incentive plan that apply to any incentive award granted under the plan.

The current stock incentive plan, pursuant to which the stock options, restricted stock awards, restricted stock units, and value management awards are granted, contains specific termination and change-in-control provisions. According to the terms of such plan, if an NEO is terminated by the Company within one year following a change-in-control for any reason other than for Cause, or if the NEO is to resign for Good Reason:

•	All unvested stock options would become fully vested and exercisable;

•	All restrictions applicable to any shares of restricted stock awards would lapse and all outstanding restricted stock units would vest; and

•

The maximum performance goal measure for each value management award would be deemed to be achieved and a pro rata amount (based on the number of months elapsed with respect to each performance period) of each award would be paid in cash to the NEO within 10 business days of termination.

Under the current stock incentive plan, the term “Cause” is defined to mean: (i) a plan participant’s conviction of or guilty plea to the commission of an act or acts constituting a felony under the laws of the United States or any state thereof; (ii) action by a plan participant involving personal dishonesty, theft, or fraud in connection with the plan participant’s duties as an employee of the Company or a subsidiary of the Company; or (iii) if applicable, a breach of any one or more material terms of a plan participant’s employment agreement with the Company. The term “Good Reason” is defined to mean, without a plan participant’s written consent: (i) a reduction in the plan participant’s titles, positions, duties, and responsibilities as in effect immediately prior to a change in control; (ii) a reduction in the plan participant’s annual base salary or aggregate compensation and benefits opportunities as in effect immediately prior to a change in control; or (iii) relocation of the plan participant’s principal place of employment to a location more than 35 miles from the plan participant’s principal place of employment immediately prior to a change in control.

Furthermore, if an NEO is terminated due to death or total disability, there are similar accelerated vesting provisions, except that unvested value management awards are forfeited. Pension and nonqualified deferred compensation benefits are not enhanced upon termination. See pages 34 through 36 of this Proxy Statement for information about accrued pension benefits and accrued nonqualified deferred compensation benefits.

The Company also maintains a broad-based severance program covering all employees which provides up to ten weeks’ pay depending on years of service. For certain position elimination separations, the Company has provided extended benefits equal to two weeks of pay for every year of service up to one year in consideration of a waiver and release for all potential claims. The Compensation Committee reserves the right to adjust this program for executives.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 37

The following table presents information about cash payments and the cash value of accelerated vesting that would be payable to, or realized by, an NEO upon a termination of employment following a change in control or by reason of death or total disability of the NEO.

	Termination of Service—Change in Control(A)				Termination of Service—Death or Total Disability(B)
Name	Value Management Awards	Stock Options	Restricted Stock/ Units	Total	Value Management Awards	Stock Options	Restricted Stock/ Units	Total

Rick R. Holley President and Chief Executive Officer	$3,600,000	$337,400	$1,535,520	$5,472,920	$0	$337,400	$1,535,520	$1,872,920

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	$1,300,000	$161,675	$644,370	$2,106,045	$0	$161,675	$644,370	$806,045

David W. Lambert Sr. Vice President and Chief Financial Officer	$733,333	$60,250	$415,870	$1,209,453	$0	$60,250	$415,870	$476,120

James A. Kilberg Sr. Vice President, Real Estate	$800,000	$50,210	$397,590	$1,247,800	$0	$50,210	$397,590	$447,800

Larry D. Neilson Sr. Vice President, Resources and Operations Support	$500,000	$38,560	$315,330	$853,890	$0	$38,560	$315,330	$353,890

(A)

Calculations assume that on December 31, 2011, (i) a change-in-control occurred, and (ii) each of the NEOs is terminated and eligible for enhanced benefits under the Company’s current stock incentive plan. The change in control value of unvested stock options and restricted stock units represents the intrinsic value of those awards based on a price of $36.56, the closing stock price of the Company’s common stock on December 31, 2011. Value management awards are valued based on a maximum value of $200 per unit.

(B)

Calculations assume that on December 31, 2011, employment with the Company for each NEO is terminated due to death or total disability. The termination of service value of unvested stock options and restricted stock units represents the intrinsic value of those awards based on a price of $36.56, the closing price of the Company’s common stock on December 31, 2011. Value management awards are forfeited.

Risk Management Implications of Compensation Policies and Practices

This section contains information relating to potential risks arising from the policies and practices of the Company’s compensation program and the steps taken to mitigate any such risks.

The Compensation Committee has conducted a risk assessment of the Company’s compensation program and concluded that no aspect of the program was reasonably likely to have a material adverse impact on the Company. A significant portion of our compensation is performance based, however the Compensation Committee does not believe that it encourages unnecessary risk-taking. The Compensation Committee has focused on using the compensation program to align the interests of executives with the long-term interests of the Company and its stockholders.

Two polices in our compensation program help to reduce the overall risk to long-term stockholder value for the sake of short-term performance: stock ownership guidelines for directors and executive officers and a compensation “claw back” policy.

38 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Share Ownership Guidelines. All executive officers and members of our Board of Directors are required to hold a sufficient amount of stock to ensure that changes in our stock performance affect directors and executives as it affects all stockholders. Executive officers who do not meet or exceed these guidelines must take one half of any future value management award payment in stock until they meet the guidelines.

Claw Back Policy. To further reduce the incentives to seek short-term gains at the expense of long-term stockholder value, the Compensation Committee adopted a claw back policy that applies to all incentive compensation awards made to executive officers after December 31, 2009. The policy allows the Company to seek reimbursement of incentive compensation paid, or gains realized upon the sale of stock or exercise of stock options, if such payments or gains were predicated upon financial results that were fraudulent or subject to material negative restatement and the executive officer engaged in fraud or knowingly violated SEC rules or Company policy that caused such restatement.

Specific aspects of the compensation program with risk implications are discussed below:

•

Annual Incentive Plan. A cash bonus plan that rewards employees for performance over a one-year period could provide incentive to make decisions that are good for the short-term, but that may not be in the Company’s long-term best interests. However, several factors reduce this risk. First, short-term incentives awarded under the Annual Incentive Plan comprise only about 30% of total direct compensation for executive officers who are more able to materially impact Company performance. Second, Annual Incentive Plan awards for executive officers are tied to the performance of the entire Company; the performance of an individual executive or business unit is not rewarded separately. Third, the Company could seek reimbursement under our claw back policy (described above) for any improper incentive award payment. Finally, the Compensation Committee retains sole discretion to adjust awards under the plan up or down, depending upon particular circumstances. This allows the Compensation Committee the flexibility to reward management decisions that are in the Company’s best long-term interests even if those decisions compromise short-term performance under the plan. Conversely, the Compensation Committee can reduce awards for results predicated upon decisions that may not be in the Company’s best long-term interests. Together, these factors balance the benefits of short-term incentives (offering market-competitive compensation packages that can attract and retain the management talent needed to effectively lead the Company) against the risk of encouraging actions which are designed to achieve short-term improvements in share value at the expense of the long-term value goals of the Company.

•

Long Term Incentives. Strong reliance on compensation that is performance-based or vests over time aligns the interests of our management team with those of our stockholders. At any given point in time, members of our management team have a significant amount of potential compensation in the form of unvested or outstanding long term incentive awards, all of which could decrease in value if they do not manage the business for the long term. Overall, this element of the Company’s compensation program reduces the risk that management would act to increase short-term value at the cost of the Company’s long term interests. Nonetheless, there are some risks associated with long term incentives.

Stock Options. Stock options are valuable to the holder only to the extent that the prevailing market price of our stock exceeds the exercise price of the option. This could create incentive for management decisions that temporarily inflate the share price of our stock at the expense of long term value. To partially address this issue, the Company could seek reimbursement under our claw back policy (described above) for any improper gains from exercised options realized by an executive officer.

Another risk associated with stock options is that, generally, employees cannot hold them after leaving the Company. With a few specific exceptions, employees must exercise their vested stock options within 30 calendar days of their termination of employment. Coupled with the fact that the Company does not require employees to hold stock (acquired from any source) for any period of time past their employment, this could create incentive to artificially increase the share price of our stock immediately prior to termination or

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 39

retirement from the Company. To partially reduce this risk, the Compensation Committee extended the exercise period from 30 days to three years for employees who retire from the Company with at least ten years of service and who are at least 55 years old. Furthermore, the claw back policy (described above) applies to former as well as current executive officers so that the Company could seek reimbursement of any improper gains.

Restricted Stock Units. Employees forfeit all outstanding restricted stock units when they leave the Company, and the Company does not require that shares of stock, whether acquired from vested restricted stock units or otherwise, be held for any specific period of time after employment. This could create incentive for employees to act in a way that artificially inflates the share price of our stock immediately prior to their termination or retirement from the Company. However, our claw back policy (described above) could require an executive officer to forfeit to the Company any improperly realized gains from the sale of stock.

Value Management Awards. Employees forfeit their outstanding value management awards when they leave the Company. With no remaining interest in the plan, this could create incentive for employees who intend to leave after completion of a plan performance period to positively influence short-term Company performance to maximize their award payout. However, as with all elements of our incentive compensation program, our claw back policy (described above) could require forfeiture of any improper payment of an award to an executive officer. Moreover, since the Company’s performance at the end of the performance period for one value management award sets the starting point for the performance goal of the next grant, making annual grants of these awards reduces incentive for continuing employees to create short-term results that cannot be sustained.

Equity Compensation Plan Information

The Company currently maintains one equity compensation plan: the Amended and Restated Plum Creek Timber Company, Inc. Stock Incentive Plan, which has been approved by the Company’s stockholders. Stockholders are also being asked to approve the 2012 Plum Creek Timber Company, Inc. Stock Incentive Plan, as described above. The following table sets forth: (i) the number of shares of common stock subject to outstanding options, warrants, and rights; (ii) the weighted-average exercise price of outstanding options, warrants, and rights; and (iii) the number of shares remaining available for future award grants as of December 31, 2011, under the Amended and Restated Plum Creek Timber Company, Inc. Stock Incentive Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted - average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	3,791,600(A)	$37.03(B)	6,148,900(C)
Equity compensation plans not approved by stockholders	-	-	-
Total	3,791,600	$37.03	6,148,900

(A)	Number of securities to be issued upon exercise of outstanding stock options and upon vesting of 243,800 outstanding restricted stock units at December 31, 2011.

(B)	Weighted-average exercise price does not does not take into account the shares issuable upon the vesting of value management awards or restricted stock units, which have no exercise prices.

40 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

(C)

Represents shares available for future issuance under the current stock incentive plan. At December 31, 2011, 6.3 million shares of the 12.4 million shares available for issuance under the current stock incentive plan have been used for the grant of non-qualified stock options, the grant of restricted stock and restricted stock units, the payment of earned value management awards, and earned dividend equivalent rights. The number of shares to be issued in connection with outstanding value management awards is not determinable until the end of their respective performance periods. For a description of the various stock-based grants that may be issued under the current stock incentive plan, refer to the Company’s disclosure in its Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 24, 2012, Part II, Item 8 Notes to Consolidated Financial Statements—Note 13 Share-Based Compensation Plans.

RELATED PARTY TRANSACTIONS

The Company’s Code of Conduct governs related party transactions for the Company’s directors, officers, and employees and requires potential conflicts of interest to be reported to the Company’s legal department. The Company’s policy covers any transaction, arrangement, or relationship in which the Company or any of its subsidiaries was, is, or will be involved and in which any related person had, has, or will have a material interest. The Company’s policy recognizes that these transactions can present potential or actual conflicts of interest and create the appearance that corporate decisions are based on considerations other than the best interests of the Company and its stockholders. Nevertheless, the Company’s policy recognizes that there may be situations where a related party transaction may be in, or may not be inconsistent with, the best interests of the Company and its stockholders, including situations where the Company may obtain products or services of a nature, quantity, quality, or on other terms that are not readily available from alternative sources or when the Company provides products or services to related persons on terms comparable to those provided to or by unrelated third parties.

The legal department reviews all information regarding a related party transaction and assesses whether an actual or proposed transaction is or may be inconsistent with the Company’s policy. If the legal department determines that the actual or proposed transaction is or may be inconsistent with the Company’s policy, the transaction is submitted to the Board of Directors for review. In reviewing a transaction, the legal department and the Board take into consideration all of the relevant facts and circumstances available to them, including, but not limited to: (1) the related person’s relationship to the Company and interest in the transaction; (2) the material facts of the transaction, including the amount involved; (3) the benefits to the Company of the transaction; and (4) an assessment of whether the transaction is on terms that are comparable to the terms available to or from an unrelated party.

In addition, any related party transaction involving a director is reviewed annually by the Corporate Governance and Nominating Committee and the Board of Directors in determining the independence of the Company’s directors under the Board’s categorical standards for director independence, SEC rules, and the NYSE listing standards. Directors and executive officers are required annually to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. The Corporate Governance and Nominating Committee reviews all transactions and relationships disclosed in the questionnaires and the Board makes a formal determination regarding each director’s independence under the Board’s and the NYSE’s independence standards. For a description of related party transactions during 2011, see Compensation Committee Interlocks and Insider Participation below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No person who served as a member of the Compensation Committee at any time during 2011 has any compensation committee interlocks or other insider participation to report. Ms. Josephs and Messrs. McLeod, Tobias, and White served as members of the Compensation Committee during 2011. No person who served as a member of the Compensation Committee at any time during 2011 is, or was formerly, an officer or employee of the Company.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 41

As described previously in this Proxy Statement, Mr. Lawrence A. Selzer, who was appointed to the Board of Directors on February 7, 2012, is the president and chief executive officer of The Conservation Fund, a non-profit environmental organization. On December 9, 2011, the company entered into an agreement with The Conservation Fund for the sale of 702 acres of land in Alachua County, Florida for a purchase price of $1,700,000. The transaction was consummated on February 15, 2012. Mr. Selzer has no interest in this transaction other than in his capacity as an executive officer of The Conservation Fund.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, consisting entirely of independent non-employee directors, has furnished the following report on executive compensation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management of the Company. Based on its review and discussions, the Compensation Committee recommended to the full Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in this Proxy Statement.

The foregoing report has been submitted by the following members of the Compensation Committee:

Robin Josephs, Robert B. McLeod, Lawrence A. Selzer, Stephen C. Tobias, and Martin A. White (Chairman)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board, certain officers of the Company designated by the Board, and persons who hold more than 10 percent of the Company’s common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of, and transactions in, the Company’s securities and furnish to the Company copies of all such reports they file. Based upon the copies of those reports furnished to the Company, and written representations that no other reports were required to be filed, the Company believes that all reporting requirements under Section 16(a) of the Exchange Act for the year ended December  31, 2011, were met in a timely manner by such designated officers, Board members, and greater than 10 percent stockholders.

PROPOSAL 2

Advisory Vote on Executive Compensation (Say-on-Pay)

Executive Compensation Program Overview. The Company’s goal for its executive compensation program and policies is to attract, retain, and motivate talented and experienced executives who are crucial to the Company’s long-term success. Stockholders are encouraged to read the Compensation Discussion and Analysis, beginning on page 17 of this Proxy Statement, which describes in more detail the Company’s executive compensation program and policies and the decisions made by the Compensation Committee in 2011. The following provides a brief overview of the key elements of our executive compensation program:

•	We provide our executives with a balanced compensation program including base salary, short and long-term incentives, health and welfare, retirement benefits, and a limited number of perquisites;

•	Short-term incentives support our “pay-for-performance” philosophy;

•

Long-term incentives also support our “pay-for-performance” philosophy and are designed to focus our executives on long-range strategic goals to maximize stockholder value, as well as serving as a retention award;

•	We target total compensation at the 50th percentile of the market and at the 75th percentile for superior performance;

•	We use equity-based awards to align the interests of our executives with those of our stockholders; and

•	Our executives do not have employment or change-in-control agreements, except as provided in our long-term incentive plans.

42 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

The Compensation Committee and the Board believe that these programs and policies, and the amounts of compensation provided to our executives, are effective in implementing our compensation philosophy and achieving its goals. Consistent with our Board’s recommendation and the voting results from our 2011 Annual Meeting of Stockholders, we are providing our stockholders with an opportunity to cast an annual advisory vote to approve the compensation of our NEOs. Therefore, as required pursuant to Section 14A of the Exchange Act, this Proposal 2 gives you, the stockholder, an opportunity to vote to approve, on an advisory basis, our executive compensation through the following resolution:

Resolved, that the stockholders of Plum Creek Timber Company, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules.

As an advisory vote, this Proposal 2 is not binding on the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

PROPOSAL 3

Approval of the 2012 Plum Creek Timber Company, Inc. Stock Incentive Plan

General

At the annual meeting, stockholders will be asked to approve the 2012 Plum Creek Timber Company, Inc. Stock Incentive Plan (the “Plan”), which was adopted by the Board on February 7, 2012, subject to stockholder approval.

The Plan is being submitted to the Company’s stockholders in order to: (1) approve the Plan; (2) ensure the Plan’s compliance with the Internal Revenue Code; and (3) ensure its compliance with the NYSE Corporate Governance Standards concerning stockholder approval of equity compensation plans (the “Corporate Governance Standards”).

The Compensation Committee believes that the grant of equity based awards is a highly effective way to align the interests of management with those of the Company’s stockholders and provides a cost-effective means of recognizing employee contributions to the success of the Company. If this proposal is approved, the maximum number of shares reserved for issuance under the Plan will be 6,148,900 shares, which is the number of shares that are available for issuance under the Amended and Restated Plum Creek Timber Company, Inc. Stock Incentive Plan (the “Prior Plan”) and are not subject to awards under the Prior Plan as of May 8, 2012. The total number of shares reserved for issuance under the Plan will also be subject to equitable adjustments in the event of certain changes in corporate structure affecting the stock of the Company, as described in more detail in the Plan and below. Subject to stockholder approval of this Plan, no new awards will be granted under the Prior Plan. Shares that are subject to awards granted under the Plan in February 2012, and which are contingent upon stockholder approval of the Plan, will count against and come out of the 6,148,900 shares reserved for issuance under the Plan.

Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”) denies a deduction by an employer for certain compensation in excess of $1,000,000 per year paid by a publicly held corporation to the following individuals who are employed at the end of the corporation’s taxable year (“Covered Employees”): the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Executive Officer and the Principal Financial Officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 43

material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment of any such compensation and that the Plan be administered by “outside directors.” Accordingly, if the Plan is approved by stockholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the Plan will not be subject to the deduction limit of Section 162(m). We are asking in this proposal for your approval of the Plan and the performance goals that are applicable under the Plan where an award is intended to qualify as performance-based compensation under Section 162(m).

The Corporate Governance Standards provide that stockholders must be given the opportunity to vote on all equity compensation plans and material revisions thereto. The Plan is an equity compensation plan (i.e., a plan that provides for the delivery of our common stock to our employees as compensation for their services) and we are asking in this proposal for your approval of the Plan in compliance with the Corporate Governance Standards.

Plan Description

The following is a summary of the material terms of the Plan and is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix B.

Purpose. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success and to provide incentives to participants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

Administration. Our Board or one or more committees appointed by our Board will administer the Plan. Our Board has delegated general administrative authority for the Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the Plan to another committee and certain authority may be delegated to one or more officers of the Company. To the extent necessary and desirable, the committee will be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the Plan with respect to award grants and administration of the Plan including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive and to grant the awards;

•	to determine the number of shares and/or units that are to be subject to awards;

•

to determine the terms and conditions of awards, including the price (if any) to be paid for the shares, the restrictions applicable to awards and the conditions under which the restrictions shall lapse, and the performance goals and performance periods applicable to awards;

•	to determine the terms and conditions of all award agreements and any other written instruments evidencing awards;

•	subject to the other provisions of the Plan, to make certain adjustments to an outstanding award and to authorize the substitution or cancellation of an award; and

•	subject to any required consents and certain limitations, to amend, alter, or discontinue the Plan and to amend the terms of any award.

All decisions made by the Administrator pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, including, but not limited to the Company and the Plan participants.

Eligibility. Persons eligible to receive awards under the Plan include officers, directors, employees, consultants, or advisors of the Company or any of its subsidiaries.

44 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Termination of or Changes to the Plan. The Board may amend or terminate the Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law, rule, or regulation, including under Section 162(m) of the Code to preserve the intended tax consequences of the Plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the Plan, extend the maximum option period, change to class of eligible participants under the Plan, or reduce the exercise price of an outstanding option or stock appreciation rights (“SARs”) by amending the terms or canceling the award in exchange for a new award. Equitable adjustments as a result of certain corporate events will not, however, be considered an amendment requiring stockholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the Plan will terminate on February 7, 2017. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the Plan. Outstanding awards generally may be amended by the Administrator (except for a re-pricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Share Limits. The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the Plan is 6,148,900 shares, which is the number of shares that are available for issuance under the Prior Plan and are not subject to awards under the Prior Plan as of May 8, 2012.

Subject to adjustment in the event of certain changes in corporate structure affecting the common stock of the Company, the following limits are also contained in the Plan:

•

To the extent required to comply with Section 162(m) of the Code, the aggregate number of shares (other than cash-based awards) awarded to any one Plan participant during any calendar year may not exceed 300,000 shares.

•

To the extent required to comply with Section 162(m) of the Code, the aggregate amount of compensation to be paid to any one Plan participant in respect of all awards that are intended to constitute “performance-based compensation” denominated in cash in any calendar year is $10,000,000.

Shares that are subject to or underlie awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan will again be available for issuance under the Plan. To the extent shares are not delivered because they are used to satisfy the applicable tax withholding obligation, such shares will be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan and will not be available for future issuance under the Plan. Moreover, shares of stock purchased on the open market with cash proceeds generated by the exercise of a stock option will not increase or replenish the number of shares available for grant. In the event that shares are delivered in respect of an award, all of the shares subject to the award (and not only the actual number of shares actually issued to participants) will be considered in calculating the maximum number of shares available for delivery under the Plan. Shares surrendered or withheld as payment of either the exercise price of an award (including shares otherwise underlying a SAR that are retained by the Company to account for the grant price) and/or withholding taxes in respect of such an award will be counted against the share limits of the Plan and will not again be available for issuance. If any shares have been pledged as collateral for indebtedness incurred by a participant in connection with the exercise of an award and such shares are returned to the Company in satisfaction of such indebtedness, such shares will not again be available for issuance. The foregoing adjustments are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation.

Ownership Limit. No Plan participant may receive stock pursuant to or in connection with the exercise or payment of any award to the extent it would result in a violation of the stock ownership limitations set forth in the Company’s Charter or would impair the Company’s status as a REIT. In the event that the delivery of shares upon the exercise or payment of any award would cause a participant to beneficially or constructively own shares in excess of such ownership limitations, the Company will have the right to deliver to the participant, in lieu of stock, a check or cash in

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 45

the amount equal to the fair market value of the stock otherwise deliverable on the date of exercise or payment (minus any amounts withheld for tax purposes).

Types of Awards. The Plan authorizes value management awards, restricted stock, restricted stock units, stock options, SARs, other awards denominated in cash or common stock of the Company, or any combination of the foregoing. Each award will be evidenced by an award agreement in the form approved by the Administrator setting forth all of the terms and conditions applicable to the award, consistent with the terms of the Plan. Payment of awards will be set forth in the award agreements and may be in the form of cash, stock, or combinations of cash and stock.

Value Management Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the Code (which for purposes of the Plan and this summary are referred to as value management awards) to officers and key employees of the Company or one of its subsidiaries. Value management awards that are not intended to meet the requirements of Section 162(m) of the Code may be granted to any of the eligible participants under the Plan. Value management awards are in addition to any of the other types of awards that may be granted under the Plan (including options and SARs which may also qualify as performance-based awards for Section 162(m) purposes). Value management awards may be in the form of restricted stock, restricted stock units, other rights, or cash bonus opportunities.

The grant, vesting, exercisability, or payment of value management awards (and any other awards intended to meet the requirements of Section 162(m) of the Code other than options or SARs) will depend on the absolute or relative performance of the Company to a peer-group, unit, or other market-measure basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the Code and while the attainment of the performance targets remains substantially uncertain. The performance criteria that the Administrator may use for this purpose will include one or more of the following: total stockholder return; stock price increase; return on equity; return on capital; earnings per share; EBIT (earnings before interest and taxes); EBITDA (earnings before interest, taxes, depreciation and amortization or earnings before interest, taxes, depreciation and amortization and cost basis in real property sold); EBITDDA (earnings before interest, taxes, depletion, depreciation and amortization or earnings before interest, taxes, depletion, depreciation and amortization and cost basis in real property sold); ongoing earnings; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital); EVA (economic value added); economic profit (net operating profit after tax, less a cost of capital charge); FFO (funds from operations equal to net income plus non-cash charges for depletion, depreciation and amortization and the cost basis in real property sold); SVA (stockholder value added); revenues; net income; operating income; pre-tax profit margin; performance against business plan; market share; operating margins; credit rating; dividend payments; expenses; retained earnings; working capital; financial ratios; yield on investment; completion of acquisitions, divestitures, and corporate restructurings; and individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals. The performance criteria may be applied with respect to the Company, any subsidiary of the Company, any asset, or any business unit or segment, or, if applicable, any Plan participant, and may be measured on an absolute or relative to a peer-group or other market measure basis. Furthermore, the performance criteria may be determined on a GAAP or non-GAAP basis, including without limitation adjustments for non-cash charges, as determined by the Administrator in its discretion; subject to the Administrator’s intent to satisfy the requirements of Section 162(m) of the Code.

The performance goals may be subject to such later revisions as the Administrator deems appropriate to reflect significant unforeseen events such as changes in law, accounting practices, or unusual or nonrecurring items or occurrences, subject to such limitations as may be required by Section 162(m). The performance goals may include a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made.

Value management awards may be paid in stock or in cash (in either case, subject to the limits described under “Share Limits” above). Before any value management award (other than an option or SAR) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to

46 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

determine the performance target or targets and any other restrictions or other limitations of value management awards and may reserve discretion to reduce payments below maximum award limits.

Restricted Stock and Restricted Stock Units. An award of restricted stock grants the recipient shares of stock subject to certain restrictions and an award of restricted stock units grants the recipient the right to receive shares of stock subject to certain restrictions. The Administrator will determine the restricted period applicable to awards of restricted stock or restricted stock units. Each Plan participant who receives restricted stock units will be eligible to receive, at the expiration of the applicable restricted period, one share of stock for each unit awarded. During the restricted period, the award recipient will not be permitted to sell, transfer, pledge, or assign shares of restricted stock or restricted stock units, but the Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions based on such factors and such circumstances as the Administrator may determine, in its sole discretion.

Stock Options. A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The exercise price will be determined by the Administrator at the time of grant but will not be less than the fair market value of the stock on such date. The maximum term of a stock option is ten years from the date of grant. All stock options granted under the Plan will be nonqualified stock options.

Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant. SARs may be granted in connection with awards of stock options or independently. The maximum term of a SAR is ten years from the date of grant.

Other Awards. The Administrator is authorized to grant other awards denominated in cash or stock of the Company, or a combination of cash and stock, consistent with the terms of the Plan. Such awards may contain performance goals and may constitute performance-based compensation intended to qualify for exemption under Section 162(m) of the Code.

Deferred Payment of Awards. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts. Any such deferrals and deferral elections will be made on a form as required by the Administrator and will comply with the requirements of Section 409A of the Code.

Termination of Employment. If a participant who holds value management awards or other awards intended to qualify for exemption under Section 162(m) incurs a termination of employment with or service to the Company or a subsidiary of the Company (a) by reason of death or disability at any time during a performance period, such participant will be entitled to a pro rata award as of the termination date based upon the participant’s number of full months of active service during the performance period, and determined in accordance with the performance goals applicable to each such award, based upon the greater of the Company’s actual performance or the target as set forth in the applicable award agreement (which, unless otherwise provided in the award agreement, will be the aggregate face value for such award), for the shortened performance period, and will be payable in cash; or (b) after completion of a performance period relating to the award, but prior to payment, the entire award will be payable to the participant when such award would otherwise be payable pursuant to the applicable award agreement. If a participant’s employment with or service to the Company or a subsidiary of the Company is terminated by reason of death or disability, then as of the termination date, all outstanding awards (except for awards intended to qualify for exemption under Section 162(m) as described above) held by the participant will become fully vested and exercisable and all restrictions will immediately lapse.

Change in Control. Except as otherwise provided in an award agreement or in an individual agreement between a Plan participant and the Company, in the event of a change in control the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) will assume all awards outstanding under the Plan or will substitute

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 47

them with similar awards (except with respect to Section 162(m) compliant awards described below); provided, however, if within one year following such change in control a participant has a qualifying termination (which generally means a termination by the Company or surviving entity other than for cause or by the participant with good reason), then as of the termination date all outstanding awards held by the participant will become fully vested and exercisable and all restrictions on such awards will immediately lapse.

To the extent the surviving entity (or acquiring entity or parent company, as the case may be) refuses to assume or substitute outstanding awards, immediately prior to such change in control all such outstanding awards will become fully vested and exercisable and all restrictions on such awards will immediately lapse and, with respect to stock options and SARs, the participant in the discretion of the Administrator (a) will have the right to exercise such awards or (b) will be entitled to receive an amount in cash equal to the excess (if any) of (i) the product of (x) the number of shares subject to such awards and (y) the per share consideration paid as of the date of the occurrence of the change in control for the shares pursuant the change in control, less (ii) the aggregate exercise price of such awards, and all awards not assumed, continued, or substituted will terminate and be cancelled upon the change in control.

Notwithstanding the summary above, in the event of a change in control, any outstanding value management awards (or other awards that in any case are intended to comply with the requirements for exemption under Section 162(m)), will terminate immediately prior to such change in control. The portion of such award that will vest immediately prior to such change in control will be determined in accordance with the performance goals applicable to each such award, based on the greater of the Company’s actual performance or the target performance as set forth in the applicable award agreement (which, unless otherwise provided in the award agreement, will be the aggregate face value for such award), for the shortened performance period, and will be payable in cash. Any portion of such awards that do not vest after giving effect to the preceding sentence will terminate and be cancelled upon such change in control.

For purposes of the Plan, a change in control generally means the occurrence of any of the following events: (i) any person is or becomes the beneficial owner of securities of the Company representing fifty percent or more of the combined voting power of the Company’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office, cease for any reason to constitute at least a majority of the Board; or (iii) subject to certain exceptions, there is consummated a merger or consolidation of the Company or any subsidiary of the Company with any other corporation; or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Loans. The Company or any subsidiary of the Company may make loans available to certain award holders in connection with the exercise or purchase of awards. The loans will be subject to the terms and conditions, not inconsistent with the terms of the Plan, as the Administrator determines and will be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). Unless the Administrator determines otherwise, when a loan is made, shares of stock having a fair market value at least equal to the principal amount of the loan will be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge will be evidenced by a pledge agreement, the terms of which will be determined by the Administrator, in its sole discretion. Each loan will comply with all applicable laws (including Section 402 of the Sarbanes-Oxley Act of 2002), regulations, and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

Transfer Restrictions. Unless otherwise determined by the Administrator or provided in an award agreement, awards will not be transferable by a participant except by will or the laws of descent and distribution and will be exercisable during the lifetime of a participant only by such participant or his guardian or legal representative. Any purported transfer of an award in violation of the Plan or an award agreement will be null and void.

48 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards are subject to adjustment in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend, or other change in corporate structure affecting the common stock of the Company (other than normal cash dividends).

New Plan Benefits

All future grants under the Plan are within the discretion of the Administrator and the benefits of such grants are, therefore, not determinable. As of May 8, 2012, subject to stockholder approval, the Company has made the awards of value management awards, restricted stock units and stock (collectively listed under “Number of Units”), under the Plan and as set forth in the table below.

Name and Position	Dollar Value ($)	Number of Units (1)
Rick R. Holley President and Chief Executive Officer	N/A	64,000
David W. Lambert Senior Vice President and Chief Financial Officer	N/A	12,400
Thomas M. Lindquist Executive Vice President and Chief Operating Officer	N/A	27,400
James A. Kilberg Senior Vice President, Real Estate	N/A	12,200
Larry D. Neilson Senior Vice President, Resources and Operations Support	N/A	9,200
Executive Group (Sum of the Named Executive Officers)	N/A	125,200
Non-Executive Director Group	N/A	18,000
Associate of any of such directors or executive officers	N/A	0
Persons who received or are to receive 5 percent of value management awards, restricted stock units and shares of stock	N/A	0
Officers other than Named Executive Officers	N/A	49,050
Non-Officer Employee Group	N/A	119,010
Non-Employee Group	N/A	0

(1)	This column reflects awards of value management awards, restricted stock units, and shares of stock.

Federal Income Tax Consequences of Awards under the Plan

The U.S. federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

Options

All stock options granted under the Plan will be nonqualified stock options (“NQSOs”). With respect to NQSOs, the grantee will recognize no income upon grant of the option and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the grantee for the shares. Upon a subsequent disposition of the shares received under the option, the grantee generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, the Company will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 49

Stock Appreciation Rights

The recipient of a grant of stock based SARs will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a SAR, the recipient will realize ordinary income equal to the fair market value of any shares received at the time of exercise. In general, the Company will be entitled to a corresponding deduction equal to the amount of income realized.

Restricted Stock

A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant, and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

Restricted Stock Units/Performance-Based Awards/Other Awards

A participant receiving restricted stock units, performance-based awards (including value management awards), or other cash or stock based awards will not have taxable income prior to the time the shares of common stock or cash subject to such awards are issued or paid, as applicable. The participant will recognize ordinary income equal to (i) the amount of cash paid and/or (ii) the fair market value of the shares of common stock or other property on their respective payment dates when such cash, shares of common stock, and/or other property are delivered or paid to the participant in accordance with the terms of the award. The Company would generally be entitled to a corresponding tax deduction on the date of issuance or payment, as applicable.

Section 409A of the Code

The American Jobs Creation Act of 2004 added Section 409A to the Code which imposes restrictions on “nonqualified deferred compensation.” Code Section 409A generally applies to amounts deferred after December 31, 2004. Generally, options and SARs with an exercise price at least equal to the fair market value of the underlying stock on the date of grant and restricted stock will not be considered deferred compensation if such awards do not include any other feature providing for the deferral of compensation. Failure to follow the provisions of Section 409A of the Code can result in taxation to the grantee of a 20% excise tax and interest on the taxable amount and, depending on the state, additional state taxes. It is intended that payments and benefits under the Plan comply with or be exempt from Section 409A of the Code. If taxes or penalties under Section 409A of the Code are imposed on a grantee in connection with the Plan, such grantee will be solely responsible and liable for the satisfaction of all such taxes and penalties and neither the Company nor any affiliate will have any obligation to indemnify or otherwise hold the grantee (or any beneficiary) harmless from any or all of such taxes or penalties.

Equity Compensation Plan Information

For the information required by Item 201(d) of Regulation S-K under the Exchange Act, see Equity Compensation Plan Information on page 40 of this Proxy Statement, which is incorporated by reference into this Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3 ON THE ENCLOSED PROXY CARD, APPROVING THE 2012 PLUM CREEK TIMBER COMPANY, INC. STOCK INCENTIVE PLAN AS DESCRIBED ABOVE AND AS SET FORTH IN APPENDIX B HERETO.

50 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

PROPOSAL 4

Advisory Vote to Ratify Appointment of the Independent Auditors for 2012

Ernst & Young LLP (“Ernst & Young”) currently serves as the Company’s independent auditors and Ernst & Young conducted the audit of the Company’s financial statements for the year 2011. The Audit Committee appointed Ernst & Young in February of 2012 to serve as independent auditors to conduct an audit of the Company’s financial statements for the year 2012, subject to ratification by stockholders. A representative of Ernst & Young will attend the Annual Meeting and be available to respond to appropriate questions and have the opportunity to make a statement if he or she desires to do so.

Selection of the Company’s independent auditors is not required to be submitted to a vote of the stockholders for ratification. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young and it may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if the stockholders ratify the appointment of Ernst & Young, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4 ON THE ENCLOSED PROXY CARD.

INDEPENDENT AUDITORS

Fees to the Independent Auditors for 2010 and 2011

Ernst & Young billed the Company for the following services for the years ended December 31, 2010 and December 31, 2011:

	2010	2011
Audit Fees	$1,291,967	$1,225,161
Audit-Related Fees (A)	$33,538	$51,802
Tax Fees (B)	$279,612	$215,607
All Other Fees	$0	$0
Total Fees	$1,605,117	$1,492,570

(A)	For 2010 and 2011, services relating to financial accounting and financial reporting standards.

(B)

For 2011, tax planning and research in the amount of $28,274 and tax compliance services (including U.S. federal returns) and tax examination assistance in the amount of $187,333. For 2010, tax planning and research in the amount of $50,843 and tax compliance services (including U.S. federal returns) and tax examination assistance in the amount of $228,769.

All of the services provided by the independent auditors in 2010 and 2011 were pre-approved by the Audit Committee, which concluded that the provision of such services by the independent auditors was compatible with the maintenance of its independence in the conduct of its auditing functions. The Audit Committee did not use the “de minimis” exception to pre-approval that is available under SEC rules. Consistent with the terms of its charter, the Audit Committee is required to pre-approve all audit and non-audit services provided by the independent auditors. The Audit Committee may delegate its pre-approval responsibility to a single member of the Audit Committee, provided that any pre-approval decisions made by any such single Committee member is presented to and discussed

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 51

by the full Committee at its next scheduled meeting. This responsibility has been delegated to Mr. McDonald, the Chairman of the Audit Committee, with respect to services to be provided prior to any scheduled meeting of the Committee.

OUTSTANDING CAPITAL STOCK

The common stock of the Company is its only class of voting capital stock. The Company’s common stock is traded on the New York Stock Exchange. The record date for stockholders entitled to vote at the Annual Meeting is the close of business on March 20, 2012. At the close of business on that date, the Company had 161,450,610 issued and outstanding shares of common stock, $.01 par value. The closing price of the Company’s common stock on that date was $41.52 per share.

STOCKHOLDER PROPOSALS

The Company anticipates that the next annual meeting of stockholders will be held in May of 2013. Any stockholder who desires to submit a proposal for inclusion in the proxy materials related to the next annual meeting of stockholders must do so in writing and it must be received at the Company’s principal executive offices on or before November 30, 2012. Any stockholder proposal submitted for inclusion in the Company’s proxy materials must comply with the requirements of Rule 14a-8 under the Exchange Act.

In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Company’s principal executive offices not later than March 9, 2013. The Company Bylaws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Company Bylaws, not earlier than February 7, 2013 and not later than March 9, 2013. Article II, Section 5 of the Company Bylaws governs submission of matters for presentation at stockholder meetings.

ANNUAL REPORT

This Proxy Statement has been preceded or accompanied by the Annual Report for the fiscal year ended December 31, 2011. Stockholders are referred to such report for financial and other information about the activities of the Company. Except for those pages specifically incorporated into this Proxy Statement, such report is not to be deemed a part of the proxy soliciting material.

ANNUAL REPORT ON FORM 10-K

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, WITHIN ONE BUSINESS DAY OF RECEIPT OF THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (NOT INCLUDING EXHIBITS TO THE FORM 10-K). REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO PLUM CREEK TIMBER COMPANY, INC., INVESTOR RELATIONS, 999 THIRD AVENUE, SUITE 4300, SEATTLE, WASHINGTON, 98104-4096, OR BY TELEPHONE AT (800) 858-5347 IF CALLING WITHIN THE UNITED STATES AND CANADA, OR AT (206) 467-3600 (IF CALLING OUTSIDE THE UNITED STATES AND CANADA CALL COLLECT).

INCORPORATION BY REFERENCE

According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference: “Executive Officers of the Registrant” from Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on February 24, 2012.

52 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

OTHER MATTERS

In the event that any matter not described herein is properly presented for a stockholder vote at the Annual Meeting, or any adjournment thereof, the persons named in the form of proxy will vote in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters that might be presented for stockholder action at the Annual Meeting.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | 53

APPENDIX A

Abercrombie & Fitch Co /DE/
Adobe Systems Inc
Altera Corp
American Tower Corp /MA/
Amphenol Corp /DE/
Analog Devices Inc
Apartment Investment & Management Co
Autodesk Inc
Bard C R Inc /NJ/
BMC Software Inc
Boston Properties Inc
Celgene Corp /DE/
Cephalon Inc
CF Industries Holdings, Inc.
Citrix Systems Inc
Cliffs Natural Resources Inc.
CME Group Inc.
Comerica Inc /NEW/
Dentsply International Inc /DE/
Devry Inc
Dun & Bradstreet Corp/NW
E*TRADE Financial Corp
EQT Corp
Equifax Inc
Equity Residential
Expedia, Inc.
Fastenal Co
Federated Investors Inc /PA/
First Solar, Inc.
Flir Systems Inc

FMC Corp
Frontier Communications Corp
Harman International Industries Inc /DE/
HCP, Inc.
Hudson City Bancorp Inc
Huntington Bancshares Inc/MD
IMS Health Inc
International Flavors & Fragrances Inc
International Game Technology
Intuitive Surgical Inc
Invesco Ltd.
JDS Uniphase Corp /Ca/
King Pharmaceuticals Inc
KLA Tencor Corp
Legg Mason Inc
Leucadia National Corp
LSI Corp
M&T Bank Corp
Marshall & Ilsley Corp
Massey Energy Co
McAfee, Inc.
Mead Johnson Nutrition Co
MEMC Electronic Materials Inc
Meredith Corp
Millipore Corp /MA
Molex Inc
Moodys Corp /DE/
National Semiconductor Corp
New York Times Co
Nicor Inc

Noble Energy Inc
Pall Corp
Paychex Inc
Perkinelmer Inc
Pioneer Natural Resources Co
Price T Rowe Group Inc
Priceline Com Inc
ProLogis
Public Storage
Roper Industries Inc
Rowan Companies Inc
salesforce.com inc
Scripps Networks Interactive, Inc.
Sigma Aldrich Corp
Snap-On Inc
Southwestern Energy Co
Stericycle Inc
Tellabs Inc
Teradata Corp /DE/
Tiffany & Co
Total System Services Inc
Varian Medical Systems Inc
Verisign Inc/CA
Vornado Realty Trust
Vulcan Materials Co
Waters Corp /DE/
Watson Pharmaceuticals Inc
Windstream Corp
Xilinx Inc
Zions Bancorporation /UT/

A-1 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

APPENDIX B

2012 PLUM CREEK TIMBER COMPANY, INC.

STOCK INCENTIVE PLAN

Section 1. General Purpose of Plan; Definitions.

The Company adopted the Plum Creek Timber Company, Inc. 2012 Stock Incentive Plan (the “Plan”) effective February 7, 2012, subject to approval of the stockholders of the Company at the annual meeting of stockholders held on May 8, 2012 (the “Effective Date”). The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success and to provide incentives to Participants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

1.	“Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 hereof.

2.	“Award” means a grant of a Value Management Award, Restricted Stock, Restricted Stock Unit, Stock Option, Stock Appreciation Right, Other Stock- or Cash-Based Award, or any combination of the foregoing, to a Participant under the Plan.

3.	“Award Agreement” means an agreement entered into with a Participant in connection with an Award.

4.	“Board” means the Board of Directors of the Company.

5.	“Cause” means (a) a Participant’s conviction of or guilty plea to the commission of an act or acts constituting a felony under the laws of the United States or any state thereof; (b) action by a Participant involving personal dishonesty, theft or fraud in connection with the Participant’s duties as an employee, director, consultant or advisor of the Company or a Subsidiary; or (c) if applicable, a breach of any one or more material terms of a Participant’s employment agreement with the Company.

6.	“Change in Control” means the occurrence of any of the following events:

(a)	any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(b)	during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 1(6)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

(c)

there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | B-1

(either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(d)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred (i) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions or (ii) with respect to any Award subject to Section 409A and with respect to which a Change in Control is intended to be a distribution date, unless the applicable event also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A.

7.	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

8.	“Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) and Rule 16b-3 under the Exchange Act. The Committee may delegate its authority under the Plan to a sub-committee or to one or more senior executive officers of the Company to the extent such delegation is appropriate under Section 162(m) and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

9.	“Company” means Plum Creek Timber Company, Inc., a Delaware corporation (or any successor corporation).

10.	“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

11.	“Disability” means (a) the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Subsidiary by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an affiliate thereof, in either case of (a) or (b), for purposes of complying with and to the extent as may be required under Section 409A.

12.	“Eligible Recipient” means an officer, director, employee, consultant or advisor of the Company or of any Subsidiary.

13.	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

14.	“Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, (a) if the

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Stock is publicly traded, the closing sale price of a share of Stock on the national securities exchange on which the Company’s equity securities are principally listed or traded, or, if on such date no trade was conducted, the most recent preceding date on which there was such a trade; (b) if the Stock is then traded in an over-the-counter market, the average of the closing bid and asked prices for the Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; (c) the fair market value of a share of Stock as determined in accordance with a method prescribed in the Award Agreement or (d) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion, and, as required, in compliance with Section 409A.

15.	“Good Reason” means, without a Participant’s written consent, (a) a reduction in the Participant’s titles, positions, duties and responsibilities as in effect immediately prior to a Change in Control; (b) a reduction in the Participant’s annual base salary or aggregate compensation and benefits opportunities as in effect immediately prior to a Change in Control; or (c) relocation of the Participant’s principal place of employment to a location more than thirty five (35) miles from the Participant’s principal place of employment immediately prior to a Change in Control; provided that, in the case of (a)-(c) above: (i) the Participant notified the Company of his or her intent to resign for Good Reason within ninety (90) days of the initial existence of the condition giving rise to Good Reason (a “Good Reason Condition”); (ii) the Participant provided the Company with a period of thirty (30) days during which it may remedy the Good Reason Condition; (iii) the Company did not remedy the Good Reason Condition during such period; and (iv) the Participant terminated for Good Reason based on the condition specified in the notice.

16.	“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships of the Participant.

17.	“Nonqualified Stock Option” means an option to purchase Stock that is not an incentive stock option under Section 422 of the Code.

18.	“Other Stock- or Cash-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock, including, but not limited to, unrestricted Stock, or which may be payable in cash.

19.	“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 2 hereof, to receive an Award.

20.

“Performance Criteria” means the performance criteria upon which the payment or vesting of an Award intended to qualify for exemption under Section 162(m) may be based, which may include the following business measures: total stockholder return; stock price increase; return on equity; return on capital; earnings per share; EBIT (earnings before interest and taxes); EBITDA (earnings before interest, taxes, depreciation and amortization or earnings before interest, taxes, depreciation and amortization and cost basis in real property sold); EBITDDA (earnings before interest, taxes, depletion, depreciation and amortization or earnings before interest, taxes, depletion, depreciation and amortization and cost basis in real property sold); ongoing earnings; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital); EVA (economic value added); economic profit (net operating profit after tax, less a cost of capital charge); FFO (funds from operations equal to net income plus non-cash charges for depletion, depreciation and amortization and the cost basis in real property sold); SVA (stockholder value added); revenues; net income; operating income; pre-tax profit margin; performance against business plan; market share; operating margins; credit rating; dividend payments; expenses; retained earnings; working capital; financial ratios; yield on investment; completion of acquisitions, divestitures, and corporate restructurings; and individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals. The Performance Criteria may be applied with respect to the Company, any Subsidiary, any asset, or any business unit or segment, or, if applicable, any Participant, and may be measured on an absolute or relative to a peer-group or other market measure basis. Furthermore, the Performance Criteria may be determined on a GAAP or non-GAAP basis, including without limitation adjustments for non-cash charges,

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as determined by the Administrator in its discretion; subject to the Administrator’s intent to satisfy the requirements of Section 162(m) of the Code.

21.	“Performance Goals” means the performance goals related to the vesting of an Award, as determined by the Committee in its sole discretion and as set forth in an Award Agreement, which may be based on attaining performance targets relating to one or more business criteria, including without limitation the Performance Criteria defined herein.

22.	“Performance Period” means the period of time set forth in the applicable Award Agreement that is used to measure the attainment of Performance Goals.

23.	“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

24.	“Restricted Stock” means shares of Stock subject to certain restrictions granted pursuant to Section 6 hereof.

25.	“Restricted Stock Units” means the right to receive shares of Stock subject to certain restrictions granted pursuant to Section 6 hereof.

26.	“Section 162(m)” means Section 162(m) of the Code and the regulations thereunder.

27.	“Section 409A” means Section 409A of the Code and the regulations thereunder.

28.	“Stock” means the common stock, par value $.01 per share, of the Company.

29.	“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 8 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Stock on the date of exercise.

30.	“Stock Option” means an option to purchase shares of Stock granted pursuant to Section 7 hereof that is a Nonqualified Stock Option.

31.	“Subsidiary” means (a) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain or (b) any partnership in which the Company and/or any Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

32.	“Value Management Award” means an incentive compensation award, granted pursuant to Section 5 hereof, which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

Section 2. Administration.

2.1. The Administrator. The Plan shall be administered in accordance with the requirements of Section 162(m) (but only to the extent necessary and desirable to maintain qualification of Awards under Section 162(m)) and, to the extent applicable, Rule 16b-3 under the Exchange Act by the Board or, at the Board’s sole discretion, by the Committee.

2.2. Powers of the Administrator. Pursuant to the terms of the Plan, the Administrator is authorized to do all things necessary or desirable in connection with the authorization of Awards and administration of the Plan (and in the case of the Committee or delegation to one of more officers, within the authority delegated to the Committee or person(s)), including but not limited to, the authority to:

(a)	select those Eligible Recipients who shall be Participants;

(b)	determine whether and to what extent Awards are to be granted hereunder to Participants, and to grant such Awards;

(c)	determine the number of shares of Stock and/or units to be covered by each Award;

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(d)	determine the price, if any, to be paid by the Participant for the acquisition of an Award; and

(e)	determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award, Award Agreement and any other written instrument evidencing Awards, including, but not limited to, (x) the restrictions applicable to any Awards and the conditions under which such restrictions shall lapse, and (y) the Performance Goals and Performance Periods applicable to any Awards.

The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan, any Award and any Award Agreements, and to otherwise supervise the administration of the Plan. The Administrator may grant more than one Award to a Participant at a time and more than one Award for each Participant may be outstanding concurrently hereunder. The Awards granted by the Administrator need not contain the same provisions with respect to each Participant.

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including, but not limited to the Company and the Participants.

Section 3. Stock Subject to Plan.

3.1. Shares Available. Subject to Section 3.4 hereof, the Stock reserved and available for issuance under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The total number of shares of Stock reserved and available for issuance under the Plan is 6,148,900 shares, which is the number of shares of Stock that are available for issuance under the Amended and Restated Plum Creek Timber Company, Inc. Stock Incentive Plan (the “Prior Plan”) and are not subject to awards thereunder as of May 8, 2012.

3.2.	Share Limits. Subject to Section 3.4 hereof, the following limits shall also apply with respect to Awards:

(a)	To the extent required to comply with Section 162(m), the aggregate number of shares of Stock subject to Awards (other than cash-based Awards) awarded to any one Participant during any calendar year may not, subject to adjustment as provided in Section 3.4 hereof, exceed 300,000 shares.

(b)	To the extent required to comply with Section 162(m), the aggregate amount of compensation to be paid to any one Participant in respect of all Awards that are intended to constitute “performance-based compensation” denominated in cash in any calendar year is $10,000,000.

For the avoidance of doubt, subject to stockholder approval of this Plan, no new awards shall be granted under the Prior Plan. Each of the foregoing numerical limits is subject to adjustment as contemplated in Section 3.4 hereof.

3.3. Share Recapture. Shares of Stock that are subject to or underlie Awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for issuance in connection with future Awards granted under the Plan. To the extent shares of Stock are not delivered because they are used to satisfy the applicable tax withholding obligation, such shares will be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and will not be available for future issuance under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of a Stock Option will not increase or replenish the number of shares available for grant. In the event that shares of Stock are delivered in respect of an Award, all of the shares subject to the Award (and not only the actual number of shares of Stock actually issued to Participants) shall be considered in calculating the maximum number of shares of Stock available for delivery under the Plan. Shares of Stock surrendered or withheld as payment of either the exercise price of an Award (including shares otherwise underlying an Award of a SAR that are retained by the Company to account for the grant price of such SAR) and/or withholding taxes in respect of such an Award shall be counted against the share limits of this Plan and shall not again be available for issuance in connection with future Awards. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Award and such

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shares of Stock are returned to the Company in satisfaction of such indebtedness, such shares of Stock shall not again be available for issuance. The foregoing adjustments to the share limits are subject to any applicable limitations under Section 162(m) with respect to Awards intended as performance-based compensation thereunder.

3.4. Equitable Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in corporate structure affecting the Stock (other than normal cash dividends), an equitable substitution or proportionate adjustment shall be made in (a) the aggregate number of shares of Stock reserved for issuance under the Plan; (b) the kind, number and price of shares of Stock subject to outstanding Stock Options and SARs granted under the Plan; (c) the kind, number and purchase price of shares of Stock subject to outstanding awards of Restricted Stock, Restricted Stock Units, and Other Stock- or Cash-Based Awards, as applicable, granted under the Plan; and (d) Performance Goals appropriate to any outstanding Value Management Awards or any other Awards that are intended to qualify for exemption under Section 162(m) (subject to such limitations as appropriate under Section 162(m)), in each case as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Any fractional shares resulting from the adjustments described in this Section 3.4 shall be eliminated. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property therefore. Any Awards with an aggregate exercise price or part thereof canceled that is greater than the aggregate Fair Market Value of the shares of Stock subject to the Award or part thereof canceled, may be cancelled for no consideration. Notwithstanding the foregoing, any such adjustments shall be made in a manner consistent with the requirements of Section 409A.

3.5. Ownership Limit. Notwithstanding anything contained herein to the contrary, no Participant may receive Stock pursuant to or in connection with the exercise or payment of any Award to the extent it would result in a violation of the stock ownership limitations set forth in the Company’s Charter or would impair the Company’s status as a REIT. In the event that the delivery of shares of Stock upon the exercise or payment of any Award would cause a Participant to beneficially or constructively own shares of Stock in excess of such ownership limitations, the Company shall have the right to deliver to the Participant, in lieu of Stock, a check or cash in the amount equal to the Fair Market Value of the Stock otherwise deliverable on the date of exercise or payment (minus any amounts withheld for tax purposes).

Section 4. Eligibility; Award Agreements; Deferrals.

4.1. Eligibility. Eligible Recipients shall be eligible to be granted Awards. The Participants shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients.

4.2. Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement in a form approved by the Administrator setting forth all of the terms and conditions applicable to the Award as determined by the Administrator consistent with the Plan. Payment of Awards shall be set forth in the Award Agreements and may be in the form of cash, Stock, or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose.

4.3. Deferrals. The Administrator may also require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts. Any such deferrals and deferral elections shall be made on a form as required by the Administrator and shall comply with the requirements of Section 409A.

Section 5. Value Management Awards.

5.1. General Terms. The Administrator is authorized to grant Value Management Awards to Eligible Recipients (but limited to officers or other key employees of the Company or of any Subsidiary) that are intended to qualify for exemption under Section 162(m), as well as Value Management Awards to Eligible Recipients that are not intended to

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so qualify. Value Management Awards granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve, which shall include one or more Performance Periods and Performance Goals to be achieved during the applicable Performance Periods, as well as such other restrictions and conditions as the Committee deems appropriate. The Performance Goals may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in law, accounting practices or unusual or nonrecurring items or occurrences, subject to such limitations as may be required by Section 162(m).

5.2. Payment. At the end of the Performance Period, the Committee shall determine the extent to which Performance Goals have been attained or a degree of achievement between minimum and maximum levels in order to establish the level of payment to be made, if any. Value Management Awards may be payable in Stock or cash or a combination thereof, at the discretion of the Committee, and may be granted in the form of Restricted Stock Units.

5.3. Performance Goals and Criteria. The payment or vesting of a Value Management Award intended to qualify for exemption under Section 162(m) shall be based on the attainment of Performance Goals relating to the Performance Criteria. In the case of Value Management Awards that are not intended to qualify for exemption under Section 162(m), the Committee shall designate performance criteria from among the specified Performance Criteria or such other business criteria as it shall determine it its sole discretion. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).

5.4. Section 162(m) Requirements. In the case of a Value Management Award or as applicable with respect to any other Award that is intended to comply with the requirements for exemption under Section 162(m), the Committee shall make all determinations necessary to establish the Award within ninety (90) days of the beginning of the Performance Period (or such other time period required under Section 162(m)), including, without limitation, the designation of the Participants to whom Value Management Awards (or other 162(m) compliant Awards) are made, the Performance Criteria applicable to the Award and the Performance Goals that relate to such Performance Criteria, and the dollar amounts or number of shares of Stock payable upon achieving the applicable Performance Goals. As and to the extent required by Section 162(m), the terms of an Award intended to comply with Section 162(m) shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant, and shall preclude discretion to increase the amount of compensation payable that would otherwise be due under the terms of the Award, and, prior to the payment of such compensation, the Committee shall have certified in writing that the applicable Performance Goal has been satisfied. The Administrator’s authority to grant new Awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) (other than qualifying Stock Options and SARs) shall terminate upon the first (1st) meeting of the Company’s stockholders that occurs in the fifth (5th) year following the year in which the Company’s stockholders first approve this Plan.

Section 6. Restricted Stock; Restricted Stock Units.

6.1. General Terms. Awards of Restricted Stock and/or Restricted Stock Units may be issued either alone or in addition to other Awards. The Administrator shall determine the Restricted Period (as defined below) applicable to Awards of Restricted Stock or Restricted Stock Units and all other conditions of such Awards. Subject to the requirements of Section 162(m), as applicable, the Administrator may also condition the grant of Restricted Stock or Restricted Stock Units upon the exercise of Stock Options or SARs, or upon such other criteria as the Administrator may determine, in its sole discretion. In the sole discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock or Restricted Stock Units under substantially the same terms and conditions as provided in Section 7.5 hereof with respect to the exercise of Stock Options.

6.2. Certificates. Except as otherwise provided in Section 6.3 hereof, each Participant who is granted an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, and such certificate

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shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. Each Participant who receives Restricted Stock Units shall be eligible to receive, at the expiration of the applicable Restricted Period, one share of Stock for each unit awarded, and the Company shall issue to each such Participant that number of shares of Stock.

6.3. Restrictions. Subject to the provisions of the Plan and the Award Agreement governing any such Award, during such period as may be set by the Administrator commencing on the date of grant (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock or Restricted Stock Units awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the Participant’s termination of employment or service as a director, consultant or advisor to the Company or any Subsidiary, the Participant’s death or Disability. Except as provided in this Section 6.3, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period. Participants who receive Restricted Stock Units shall have no rights as stockholders with respect to such Restricted Stock Units until such time as share certificates for Stock are issued to the Participants; provided, however, that during the applicable Restricted Period for all Restricted Stock Units awarded hereunder, the Company shall pay to each such Participant an amount equal to the sum of all dividends and other distributions paid by the Company on that equivalent number of shares of Stock.

Section 7. Stock Options.

7.1. General Terms. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Stock Options shall be subject to the following terms and conditions as set forth below in this Section 7 and shall contain such additional terms and conditions as set forth in an Award Agreement with the Company, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

7.2. Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than the Fair Market Value of the Stock on such date.

7.3. Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted.

7.4. Exercisability; Method of Exercise. Each Stock Option shall be exercisable at such time or times and subject to such terms and conditions, as shall be determined by the Administrator in the applicable Award Agreement; provided, however, that the Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installments at any time, in whole or in part, based on such factors as the Administrator may determine, including but not limited to in connection with any Change in Control of the Company. Subject to this Section 7.4, Stock Options may be exercised in whole or in part after vesting at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator; (ii) in the form of unrestricted Stock already owned by the Participant which, (x) in the case of unrestricted Stock acquired upon exercise of an option, has been owned by the Participant for more than six (6) months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised; (iii) by withholding from delivery shares of Stock for which the Stock Option is otherwise exercised; (iv) by any other form of consideration approved by the

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Administrator and permitted by applicable law or (v) any combination of the foregoing. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13.2 hereof.

7.5. Loans. The Company or any Subsidiary may make loans available to Stock Option holders in connection with the exercise of outstanding Stock Options, as the Administrator, in its sole discretion, may determine. The loans shall be subject to the terms and conditions set forth in this Section 7.5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, including that such loans shall (a) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company or any Subsidiary; (b) bear interest at the applicable Federal interest rate or such other rate as the Administrator shall determine and (c) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (i) the aggregate option price less the par value (if any) of the shares of Stock covered by the Stock Option, or portion thereof, exercised by the holder and (ii) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and/or interest, and the conditions upon which the loan will become payable in the event of the holder’s termination of service to the Company or to any Subsidiary shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws (including Section 402 of the Sarbanes-Oxley Act of 2002), regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

Section 8. Stock Appreciation Rights.

8.1. General. SARs may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”). Subject to Section 409A, Related Rights may be granted either at or after the time of the grant of such Stock Option. Notwithstanding the foregoing, no Related Right may be granted for more shares than are subject to the Stock Option to which it relates and any SAR must be granted with an exercise price not less than the Fair Market Value of the Stock on the date of grant. In the sole discretion of the Administrator, loans may be made to Participants in connection with the exercise of SARs under substantially the same terms and conditions as provided in Section 7.5 hereof with respect to the exercise of Stock Options. SARs granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

8.2. Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Stock subject to a SAR until the Participant has given written notice of the exercise thereof, has paid in full for such shares and has satisfied the requirements of Section 13.5 hereof, and the shares are delivered to the Participant.

8.3. Exercisability. SARs that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement. SARs that are Related Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable.

8.4. Payment Upon Exercise.

(a)	Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of shares of Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of shares in respect of which the Free Standing Right is being exercised.

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(b)	A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of shares of Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the exercise price specified in the related Stock Option multiplied by the number of shares in respect of which the Related Right is being exercised. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

8.5. Term. The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted. The term of each Related Right shall be the term of the Stock Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Section 9. Other Stock- or Cash-Based Awards.

The Administrator is authorized to grant Awards to Participants in the form of Other Stock- or Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, including any Performance Goals and Performance Periods. Other Stock- or Cash-Based Awards may constitute performance-based compensation intended to qualify for exemption under Section 162(m), provided such Awards are granted with Performance Goals that are based on the Performance Criteria set forth herein and otherwise satisfy the requirements for such exemption as set forth in the Plan and under Section 162(m). The Administrator may establish other rules applicable to the Other Stock- and Cash-Based Awards as it may determine in its discretion.

Section 10. Termination of Employment; Change in Control.

(a)	Termination of Employment.

i.	Notwithstanding any provision to the contrary contained in the Plan, if a Participant who holds Value Management Awards or other Awards intended to qualify for exemption under Section 162(m) incurs a termination of employment with or service to the Company or a Subsidiary by reason of death or Disability at any time during a Performance Period, such Participant shall be entitled to a pro rata Award as of the termination date based upon the Participant’s number of full months of active service during the Performance Period, and determined in accordance with the Performance Goals applicable to each such Award, based upon the greater of the Company’s actual performance or the target as set forth in the applicable Award Agreement (which, unless otherwise provided in the Award Agreement, shall be the aggregate face value for such Award), for the shortened Performance Period, and shall be payable in cash. If a Participant who holds Value Management Awards or other Awards intended to qualify for exemption under Section 162(m) incurs a termination of employment with or service to the Company or a Subsidiary after completion of a Performance Period relating to the Value Management Award, but prior to payment thereof, the entire Value Management Award shall be payable to the Participant when such Award would otherwise be payable pursuant to the applicable Award Agreement.

ii.	Notwithstanding any provision to the contrary contained in the Plan, if a Participant’s employment with or service to the Company or a Subsidiary is terminated by reason of death or Disability, then as of the date the Participant’s employment with or service to the Company or a Subsidiary is terminated, all outstanding Awards (except for Value Management Awards or other Awards intended to qualify for exemption under Section 162(m) as described above under Section 10(a)(i)) held by the Participant shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse.

B-10 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

iii.

Any payments or transfers that shall become due pursuant to the foregoing descriptions of a termination due to death or Disability shall be made by the Company to the Participant (or to the Participant’s estate or the person who acquires the relevant Award(s) by will or the laws of descent and distribution or otherwise by reason of the death of the Participant) within a reasonable period of time after such termination (and in no event later than the March 15th following the year in which the termination occurs).

(b)	Change in Control. Except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, in the event of a Change in Control the following provisions shall apply:

i.	In the event of a Change in Control, the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) shall assume all Awards outstanding under the Plan or shall substitute similar awards for Awards outstanding under the Plan (except with respect to 162(m) compliant Awards described in Section 10(b)(ii) below); provided, however, if within one year following such Change in Control a Participant’s employment is terminated (1) by the Company or a Subsidiary (or surviving entity, acquiring entity, or parent or subsidiary thereof, as the case may be) other than for Cause or (2) by the Participant with Good Reason, then, in any such case, as of the date the Participant’s employment or service is terminated, all outstanding Awards held by the Participant shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse.

ii.	Notwithstanding the foregoing, to the extent the surviving entity (or acquiring entity or parent company, as the case may be) refuses to assume outstanding Awards or to substitute an equivalent award or right therefore (as determined by the Administrator in its sole discretion), immediately prior to such Change in Control all such outstanding Awards shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse and, with respect to Stock Options and SARs, the Participant in the discretion of the Administrator (1) shall have the right to exercise such Awards or (2) shall be entitled to receive an amount in cash equal to the excess (if any) of (A) the product of (x) the number of shares subject to such Awards and (y) the per share consideration paid as of the date of the occurrence of the Change in Control for the shares pursuant the Change in Control, less (B) the aggregate exercise price of such Awards, and all Awards not assumed or continued, or for which an equivalent award or right is not substituted therefore, shall terminate and be cancelled upon the Change in Control.

iii.	Notwithstanding Section 10(b)(i) above, in the event of a Change in Control, any outstanding Value Management Awards or other Awards that in any case are intended to comply with the requirements for exemption under Section 162(m), shall terminate immediately prior to such Change in Control. The portion of such Award that shall vest immediately prior to such Change in Control shall be determined in accordance with the Performance Goals applicable to each such Award, based on the greater of the Company’s actual performance or the target as set forth in the applicable Award Agreement (which, unless otherwise provided in the Award Agreement, shall be the aggregate face value for such Award), for the shortened Performance Period, and shall be payable in cash within ten (10) business days. Any portion of such Awards that do not vest after giving effect to the preceding sentence shall terminate and be cancelled upon such Change in Control.

Section 11. Amendment and Termination.

The Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent, or that, without the approval of the stockholders (as described below), would:

(a)	except as provided in Section 3 hereof, increase the total number of shares of Stock reserved for issuance under the Plan;

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | B-11

(b)	change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

(c)	extend the maximum option period under the Plan.

Notwithstanding the foregoing, stockholder approval under this Section 11 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) or other applicable law, rule or regulation with respect to any material amendment to an employee benefit plan of the Company. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, except as otherwise specifically provided herein, no such amendment shall impair the rights of any Participant without his or her consent; provided, however, that the Administrator may not reduce the exercise price of an outstanding Stock Option or SAR by amending the terms of such Stock Option or SAR or by canceling such Stock Option or SAR in exchange for cash or the grant of a new Award without first obtaining approval from the stockholders of the Company.

To the extent that the Committee determines that the restrictions imposed by the Plan preclude achievement of the Plan’s material purposes in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices outside of the United States.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 13. General Provisions.

13.1. Compliance With Laws. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

13.2. Representations; Legends. The Administrator may require each person acquiring shares of Stock hereunder to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

13.3. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval, if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

13.4. Employment or Service. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

B-12 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

13.5. Tax Withholding. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company may, to the extent permitted by law, in lieu of the payment of cash by the Participant, satisfy its tax withholding obligation by withholding Stock due and payable to the Participant pursuant to an Award.

13.6. Indemnification. No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

13.7. Transfer of Awards. Unless otherwise determined by the Administrator or provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Any purported transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such shares of Stock.

13.8. Section 409A. Notwithstanding any provision to the contrary in this Plan, to the extent necessary to avoid the imposition of any taxes under Section 409A, no payment or distribution under this Plan that becomes payable by reason of a Participant’s termination of employment with the Company will be made to such Participant unless such Participant’s termination of employment constitutes a “separation from service” (as such term is defined in Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A. If a Participant is a “specified employee” as defined in Section 409A and, as a result of that status, any portion of the payments under this Plan would otherwise be subject to taxation pursuant to Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment until the earlier of (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” (within the meaning of Section 409A) or (ii) the date of such Participant’s death. Upon the expiration of the applicable Section 409A deferral period, all payments and benefits deferred pursuant to this Section (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid or reimbursed to such Participant in a lump sum as soon as practicable, but in no event later than thirty (30) days following such expired period), and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

13.9. Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

13.10. Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Section 14. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Washington without giving effect to the conflict of laws principles thereof.

PLUM CREEK 2012 NOTICE AND PROXY STATEMENT | B-13

Section 15. Stockholder Approval; Effective Date of Plan.

The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within twelve (12) months before or after the date the Board adopts the Plan. Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of the Effective Date.

Section 16. Term of Plan.

No Award shall be granted on or after the tenth (10th) anniversary of the date the Board approved and adopted the Plan, but Awards theretofore granted may extend beyond that date.

B-14 | PLUM CREEK 2012 NOTICE AND PROXY STATEMENT

MAP TO THE WASHINGTON ATHLETIC CLUB

Reprinted with the permission of the Washington Athletic Club

PLUM CREEK ANNUAL STOCKHOLDER MEETING

MAY 8, 2012—2:00 P.M.

WASHINGTON ATHLETIC CLUB

Driving Instructions

Northbound on Interstate Highway 5

Take the Seneca Street Exit

Turn right on Sixth Avenue

Southbound on Interstate Highway 5

Take the Union Street Exit

From Union Street, turn left on Fifth Avenue

Turn left on University Street

Turn left on Sixth Avenue

Westbound on Interstate Highway 90

Merge to Interstate Highway 5 Northbound

Take the Madison Street Exit

Turn left on Madison Street

Turn right on Sixth Avenue

Address

Washington Athletic Club

1325 Sixth Avenue

Seattle, Washington 98101

•      The Washington Athletic Club is located in downtown Seattle on Sixth Avenue, between Union Street and University Street.

•      Washington Athletic Club Parking is available one block north of the club entrance, just past Union Street on the left.

Plum Creek

PLUM CREEK TIMBER COMPANY, INC. 999 THIRD AVENUE, SUITE 4300 SEATTLE, WASHINGTON 98104-4096

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 7, 2012, the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 7, 2012, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Plum Creek Timber Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received before May 8, 2012 for your vote to be counted.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Plum Creek in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M43897-P22511 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLUM CREEK TIMBER COMPANY, INC.

The Board recommends a vote FOR each nominee listed below:

Proposal 1 ELECTION OF DIRECTORS. For Against Abstain Proposal 1 ELECTION OF DIRECTORS (continued). For Against Abstain

1a Rick R. Holley 1i Stephen C. Tobias

1b Robin Josephs 1j Martin A. White

1c John G. McDonald

1d Robert B. McLeod The Board recommends a vote FOR Proposals 2, 3 and 4:

1e John F. Morgan Sr. Proposal 2 TO APPROVE, BY ADVISORY VOTE, EXECUTIVE COMPENSATION.

1f Marc F. Racicot Proposal 3 TO APPROVE NEW STOCK INCENTIVE PLAN.

1g John H. Scully Proposal 4 TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2012.

1h Lawrence A. Selzer

For address changes and/or comments, please check this box and write them on the back where indicated.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN A REPRESENTATIVE CAPACITY, SIGN NAME AND PROVIDE TITLE.

Signature [PLEASE SIGN WITHIN BOX] Date

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” each of the nominees for director in Proposal 1; “FOR” with respect to Proposal 2; “FOR” with respect to Proposal 3; and “FOR” with respect to Proposal 4.

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2012. The Proxy Statement and Plum Creek’s Annual Report on Form 10-K for the year ended December 31, 2011 (including the 10-K Wrap) are available on Plum Creek’s website at http://proxy.plumcreek.com, which does not employ the use of “cookies” or other tracking technologies that identify visitors to the site. The Proxy Statement and Annual Report are also available at www.proxyvote.com, where stockholders may vote their proxies over the Internet.

Attending the Meeting in Person. Directions to the location of the Annual Meeting are available on Plum Creek’s website at http://proxy.plumcreek.com.

M43898-P22511

PLUM CREEK TIMBER COMPANY, INC.

This Proxy is Solicited on Behalf of the Board of Directors for the 2012 Annual Meeting of Stockholders, May 8, 2012.

The undersigned acknowledges receipt of (a) the Notice of 2012 Annual Meeting of the Stockholders of Plum Creek Timber Company, Inc. (the “Company”), (b) the accompanying Proxy Statement, and (c) the Annual Report of the Company for its fiscal year ended December 31, 2011. Rick R. Holley, David W. Lambert, and James A. Kraft, or any one of them, with power of substitution and revocation, are hereby appointed Proxies of the undersigned to vote all stock of the Company which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders to be held at the Washington Athletic Club, located at 1325 Sixth Avenue, Seattle, Washington 98101, on May 8, 2012, at 2:00 p.m. local time, or any adjournment or postponement thereof, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting or any adjournment or postponement thereof.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” WITH RESPECT TO PROPOSAL 2, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” WITH RESPECT TO PROPOSAL 3, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” WITH RESPECT TO PROPOSAL 4, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

YOU MAY ALSO VOTE VIA TELEPHONE OR INTERNET. SEE INSTRUCTIONS ON REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE

PLUM CREEK TIMBER COMPANY, INC.

999 THIRD AVENUE, SUITE 4300

SEATTLE, WASHINGTON 98104-4096

Address Changes/Comments:

(If you noted any address changes or comments above, please check corresponding box on the reverse side).